Prospectus
March 1, 2026, as revised May 1, 2026
Stone Ridge Asset Management LLC

A Fund for Long-Term Investors Seeking to Invest in
Reinsurance-Related Securities:
Stone Ridge High Yield Reinsurance Risk Premium Fund
Share Class	Ticker Symbol
Class I	SHRIX
Class M	SHRMX
This prospectus describes Class I shares and Class M shares of the Stone Ridge High Yield Reinsurance Risk Premium Fund (the “Fund”). The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications; (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “Eligibility to Buy Class I Shares and Class M Shares” below). Stone Ridge Asset Management LLC, the Fund’s investment adviser, typically provides an educational program to institutional investors. The Fund does not charge sales commissions or loads.
Neither the Securities and Exchange Commission (the “Commission”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

STONE RIDGE TRUST
TABLE OF CONTENTS

FUND SUMMARY
Stone Ridge High Yield Reinsurance Risk Premium Fund
Investment Objective
The Stone Ridge High Yield Reinsurance Risk Premium Fund’s (the “Fund”) investment objective is to seek a  high level of total return consisting of income and preservation of capital. There can be no assurance that the Fund will achieve its investment objective.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class I	Class M
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	None	0.15%
Other Expenses
Interest Payments on Borrowed Funds	0.09%	0.09%
Remainder of Other Expenses	0.14%	0.14%
Total Other Expenses(1)	0.23%	0.23%
Total Annual Fund Operating Expenses(2)	1.73%	1.88%

(1)
Other Expenses have been restated to reflect expenses for the current fiscal year.
(2)
Through February 28, 2027, the Adviser (defined below) has contractually agreed to waive its management fee and/or pay or otherwise bear operating and other expenses of the Fund or a Class thereof (including offering expenses, but excluding brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees and expenses, taxes, litigation and indemnification expenses, judgments and extraordinary expenses not incurred in the ordinary course of the Fund’s business (collectively, the “Excluded Expenses”)) solely to the extent necessary to limit the Total Annual Fund Operating Expenses, other than Excluded Expenses, of the applicable Class to 1.70% for Class I shares and 1.85% for Class M shares of the average daily net assets attributable to such Class of shares of the Fund. The Adviser shall be entitled to recoup in later periods expenses attributable to a Class that the Adviser has paid or otherwise borne (whether through reduction of its management fee or otherwise) to the extent that the expenses for the Class of shares (including offering expenses, but excluding Excluded Expenses) after such recoupment do not exceed the lower of (i) the annual expense limitation rate in effect at the time of the actual waiver/reimbursement and (ii) the annual expense limitation rate in effect at the time of the recoupment; provided that the Adviser shall not be permitted to recoup any such fees or expenses beyond three years from the end of the month in which such fee was reduced or such expense was reimbursed. The expense limitation agreement may only be modified by a majority vote of the trustees who are not “interested persons” of the Fund (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) and the consent of the Adviser.
Example. This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (as described above) remain the same and takes into account the effect of the expense reimbursement (if any) during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$176	$545	$939	$2,041
Class M	$191	$591	$1,016	$2,021
Portfolio Turnover
The Fund generally does not pay transaction costs, such as commissions, when it buys and sells event-linked bonds. However, the prices of event-linked bonds purchased by the Fund reflect a “bid-ask spread” instead of explicit transaction costs. In addition, with respect to certain trades in event-linked bonds and other investments, the Fund may pay transaction costs, such as commissions, when it buys and sells such investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities. For the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 24.72%.
Principal Investment Strategies
Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) believes that investing in reinsurance-related securities should involve a long-term view and a systematic focus on sources of expected return, not on security selection or market timing. In constructing an investment portfolio, the Adviser identifies a universe of eligible securities with well-defined risk and return characteristics. It then seeks to obtain broad investment exposure to a meaningful subset of that universe while efficiently managing the portfolio and keeping trading costs low. Because the risks in reinsurance-related securities – largely related to natural or non-natural disasters, such as earthquakes or plane crashes – are not similar to the risks investors bear in traditional equities and debt markets, the Adviser believes that investment in reinsurance-related securities may provide benefits when added to traditional portfolios. As such, the Adviser does not intend to buy or sell securities for the portfolio based on prospects for the economy or based on movements of traditional equities and debt securities markets.
“Reinsurance” means the practice where one entity (the “cedant”) transfers some or all of its risk of loss from certain events or combination of events to another entity (the “reinsurer”). This can take the form of a contingent transfer of claims for damage, or recoveries based on certain parameters of a defined event (e.g., the magnitude of an earthquake or the total amount of insured losses is causes). Reinsurance can help a ceding company manage its risk exposure and maintain financial stability, especially in the event of large or unexpected claims. The Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, shares or notes issued in connection with quota shares (“Quota Share Notes”) and, to a lesser extent, shares or notes issued in connection with industry loss warranties (“ILW Notes”), event-linked swaps, and equity securities (publicly or privately offered) or the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”). Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. In addition, the Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high-yield, high-risk debt securities (commonly referred to as “junk bonds”).
Reinsurance-related securities typically are “high-yield.” “High yield” means that a security is of below-investment-grade quality and may either have below-investment-grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics, or may be unrated but of comparable quality to securities with below-investment-grade credit ratings. The Adviser has broad discretion to allocate the Fund’s assets among these investment categories. As of December 31, 2025, the median spread above collateral of event-linked bonds was approximately 7.00%, although this may change due to the variable nature of the event-linked bond yields and/or other market circumstances. Consistent with its investment objective and its 80% policies, the Fund may invest in reinsurance-related securities across the yield spectrum, but will generally focus its investments in higher yielding, higher risk securities (i.e., those above the median yield). The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer.
Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. The Fund may invest in event-linked bonds in one or more of three ways: the Fund may purchase event-linked bonds when initially offered; the Fund may purchase event-linked bonds in the secondary, over-the-counter (“OTC”) market; or the Fund may gain indirect exposure to event-linked bonds using derivatives. The Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events.

Trigger events may include hurricanes, earthquakes and weather-related phenomena, pandemics, epidemics, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.
The Fund may invest in both longevity bonds and mortality bonds, which are fixed-income securities, typically issued by special purpose vehicles.
The Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by a special purpose vehicle (“SPV”) whose performance is tied to underlying reinsurance transaction(s), including Quota Share Notes and ILW Notes. The Fund, as holder of a note or preferred share issued by the SPV, would be entitled to participate in the underwriting results and investment earnings associated with the SPV’s underlying reinsurance contracts.
Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested. The Fund will generally seek to gain exposure to geographically diversified natural catastrophe Quota Share Notes and the Quota Share Notes in which the Fund invests will typically be high-yield, high-risk instruments.
Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit US Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single US hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.
The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in below-investment-grade securities (“junk bonds”) (i.e., those rated below Baa3 by Moody’s Investors Service, Inc. and lower than BBB- by S&P Global Ratings). Because most event-linked bonds, Quota Share Notes and ILW Notes are unrated, a substantial portion of the Fund’s assets will typically be invested in unrated securities determined by the Adviser to be of comparable quality to below-investment-grade securities, similar in some respects to high-yield corporate bonds. Event-linked catastrophe bonds, Quota Share Notes and ILW Notes are exposed to catastrophic insurance risk whereas high-yield bonds are typically exposed to the potential default of financially distressed issuers. The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. The Fund may invest in event-linked bonds, Quota Share Notes, ILW Notes and debt securities of any credit rating, including those rated below investment grade or, if unrated, determined by the Adviser to be of comparable quality. With respect to event-linked bonds, the rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal. In addition to ratings issued by rating agencies, event-linked bonds are generally issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”). A risk model is created based on historical data and averages as well as scientific and probabilistic analysis and is used to inform investors and others on the potential impact of a wide variety of catastrophic events or other specified events that result in physical and/or economic loss. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge.

In implementing the Fund’s investment strategy, Stone Ridge will seek to invest in reinsurance-related securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business. The Adviser will continue to monitor the risk of the Fund’s investments on a regular basis. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities.
The Fund retains the flexibility to invest in other instruments as the Adviser may consider appropriate from time to time, including registered investment companies, U.S. government securities, cash and cash equivalents. The Fund may also enter into other types of investments that enable the Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time.
Borrowing and Leverage
The Fund may obtain leverage through borrowings and derivative instruments in seeking to achieve its investment objective. The Fund’s borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. In addition, the Fund enters into reverse repurchase agreements pursuant to which the Fund transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the Fund, are a form of leverage and may make the value of an investment in the Fund more volatile and increase the risks of investing in the Fund.
The 1940 Act requires the Fund to have continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above.
Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s net asset value (“NAV”). This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage directly or indirectly.
Principal Investment Risks
The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications; (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “Eligibility to Buy Class I Shares and Class M Shares” below). The Adviser typically provides an educational program to institutional investors. Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program.
An investment in the Fund involves a high degree of risk. The reinsurance-related securities in which the Fund invests are typically considered “high yield” and many reinsurance-related debt securities may be considered “junk bonds.” It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.
The Fund’s shares will fluctuate in price, which may result in a loss of a portion or all of the money invested in the Fund. Many factors influence a mutual fund’s performance.

The following is a summary of certain risks of investing in the Fund. Before investing, please be sure to read the additional information under “Investment Objective, Strategies and Risks—More Information Regarding the Risks of Investing” below.
Reinsurance-Related Securities Risk. The principal risk of an investment in a reinsurance-related security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or (ii) non-natural events, such as large aviation disasters) will occur, and as a result, the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses and an investor will lose money. A majority of the Fund’s assets will be invested directly or indirectly in reinsurance-related securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.
Event-Linked Bonds. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.
Quota Share Notes and ILW Notes. The Fund may gain exposure to reinsurance contracts through Quota Share Notes and ILW Notes. These securities are subject to the same risks discussed herein for event-linked or catastrophe bonds. In addition, because Quota Share Notes and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes and ILW Notes, which will place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to the Fund. See “Illiquidity and Restricted Securities Risk” and “Valuation Risk” below. In Quota Share Notes trades and ILW Notes trades, the Fund cannot lose more than the amount invested.
Risk-Modeling Risk. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance-related security or a group of such securities. Risk models are created using historical, scientific and other related data, and they may use quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the

Adviser as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.
Longevity and Mortality Risk. Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Such risks are among the most significant faced by life insurers, annuity providers and pension funds because changes in longevity or mortality rates can significantly affect the liabilities and cash needs of those entities. Longevity bonds and mortality bonds purchased by the Fund involve the risk that the Adviser may incorrectly predict the actual level of longevity or mortality, as applicable, for the reference population of people, and the Fund will lose all or a portion of the amount of its investment in the bond. With respect to mortality bonds held by the Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations and in the Fund losing all or a portion of its investment in the bond.
Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, or human error. In addition, pricing of reinsurance-related securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. Even after a natural disaster or other triggering event occurs, the pricing of reinsurance-related securities is subject to uncertainty for a period of time until event parameters, ultimate loss amounts and other factors are finalized and communicated to the Fund. The Fund’s investments in reinsurance-related securities for which market quotations are not available will be valued pursuant to procedures adopted by the board of trustees of Stone Ridge Trust (the “Board”). Even for reinsurance-related securities for which market quotations are generally readily available, upon the occurrence or possible occurrence of a trigger event, and until the completion of the settlement and auditing of applicable loss claims, the Fund’s investment in a reinsurance-related security may be priced using fair value methods.. Many of the Fund’s reinsurance-related securities are priced using fair value methods. Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. For a description of the Fund’s valuation procedures, see “Shareholder Information–How Fund Share Prices are Calculated” below. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, shareholders could lose money upon redemption or could pay too much for shares purchased.
Moral Hazard Risk. Reinsurance-related securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Reinsurance-related securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such reinsurance-related securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks (such as paying claims more generously) that would have an adverse effect on the Fund.
Limited Availability and Reinvestment Risk. Investments in reinsurance-related securities may be limited, which may limit the amount of assets the Fund may be able to invest in reinsurance-related securities. The limited availability of reinsurance-related securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund’s investment objective and lack of availability of reinsurance-related securities in the secondary market. Therefore, if reinsurance-related securities held by the Fund mature or if the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than it normally would until reinsurance-related securities meeting the Fund’s investment objective become available. Due to the potentially limited availability of additional reinsurance-related securities, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold. This is known as reinvestment risk, and may reduce the overall return on its portfolio securities.
Investments in Non-Voting Securities Risk. If the reinsurance-related securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing SPV’s outstanding voting securities. However, to enable the Fund to invest more of its assets in certain SPVs deemed attractive by the

Adviser, the Fund may also contractually forego its right to vote securities or may purchase non-voting securities of such SPVs. To the extent the Fund holds non-voting securities of an SPV, or contractually foregoes its right to vote securities of an SPV, it will not be able to vote to the full extent of its economic interest on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the SPV.
Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, pandemics, epidemics, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Major natural disasters in populated areas (such as in the cases of Hurricane Katrina in New Orleans in 2005, Superstorm Sandy in the New York City metropolitan area in 2012, Hurricane Irma in Florida and the Caribbean in 2017 and Hurricane Ian in Florida in 2022) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in reinsurance-related securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase.
Illiquidity and Restricted Securities Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. As a relatively new type of financial instrument, there is limited trading history for reinsurance-related securities, even for those securities deemed to be liquid.
The Fund may invest at the time of purchase up to 15% of its net assets in securities that are illiquid. The Adviser believes a sufficient liquid market exists for reinsurance-related securities in order to meet these requirements. However, there can be no assurance that a liquid market for the Fund’s investments will be maintained. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquid investments may involve greater risk than liquid investments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with redemptions) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.
Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities, and the Fund may incur additional expense when disposing of restricted securities, including costs to register the sale of the securities. This may result in losses to the Fund and investors.
Floating-Rate Instrument Risks. A significant percentage of the reinsurance-related securities in which the Fund invests are variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund currently intends to invest is typically invested in low-risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer’s obligations, and the collateral, if repaid to the Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Below-Investment-Grade Securities and Unrated Securities Risk. The Fund has exposure and may, without limitation, continue to have exposure to reinsurance-related securities that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below-investment-grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc., or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”
The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss. The rating also reflects the reinsurance-related security’s credit risk and the model used to calculate the probability of the trigger event. The rating system for reinsurance-related securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. There is no minimum rating on the instruments in which the Fund may invest.
Borrowing and Leverage Risk. The Fund has obtained financing to make investments in reinsurance-related securities and may obtain financing to meet redemption requests and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. The Fund’s borrowings, which would typically be in the form of loans from banks or reverse repurchase agreements, may be on a secured or unsecured basis and at fixed or variable rates of interest. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique.
This risk is enhanced for the Fund because it invests substantially all its assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Fund’s investment and result in significant losses to the Fund. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage.
The Fund’s ability to obtain leverage through borrowings is dependent on the Fund’s ability to establish and maintain an appropriate line of credit or other borrowing facility. Borrowing gives rise to interest expense and may require the Fund to pay other fees. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to the Fund, resulting in a loss to the Fund, even if the rate of return on those assets is positive.
Derivatives Risk. The Fund may invest in a variety of derivatives, including options, futures contracts and swaps. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track. The Fund may invest in derivatives for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategy.
The Fund may be required to provide more margin for its derivative investments during periods of market disruptions or stress.

Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk, counterparty risk and credit risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.
The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives in which the Fund may invest may have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). As a result, adverse changes in the value or level of the underlying investment may result in a loss substantially greater than the amount invested in the derivative itself.  See “Borrowing and Leverage Risk” above.
Rule 18f-4 under the 1940 Act (“Rule 18f-4”) provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Funds that use derivatives to a limited extent, such as the Fund, are generally required by Rule 18f-4 to limit their derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of their net assets and to adopt policies and procedures reasonably designed to manage the fund’s derivatives risk. Rule 18f-4 restricts the Fund’s ability to engage in certain derivatives transactions, which could adversely affect the value or performance of the Fund.
Credit Risk. The reinsurance-related securities in which the Fund invests directly or indirectly will be subject to credit risk. The principal invested in many reinsurance-related securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain reinsurance-related securities, the collateral account may be invested in high-yielding, higher-risk securities, which may include securities issued by entities managed by the Adviser. Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A small portion of the reinsurance-related securities in which the Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the reinsurer. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the reinsurer, the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral. Such non-payments and defaults may reduce the income to the Fund and negatively impact the value of Fund shares.
Foreign Investing Risk. The Fund may invest directly or indirectly in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes and ILW Notes that provide the Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers.
Epidemic and Pandemic Risk. The impact of any infectious illness outbreak that may arise in the future could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by such outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. Such impacts present material uncertainty and risk with respect to the Fund’s investment performance and financial results. The impact of any future public health crisis may also heighten the other risks disclosed in this prospectus.
Currency Risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars, and it is expected that a substantial portion of the Fund’s investments in reinsurance-related securities will be U.S. dollar denominated investments. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from a portion of its investments may be paid in foreign currencies, and to the extent the Fund invests in non-U.S. dollar denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. Currency risk also includes the risk that a currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leverage risk in addition to currency risk.
Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries.
Equity Investing Risk. The Fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered. The equity securities in which the Fund invests may be more volatile than the equity markets as a whole. Equity investing risk is the risk that the value of equity instruments to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate; and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Finally, the prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.
Market Risk. The value of the Fund’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, inflation, changes in interest or currency rates or adverse investor sentiment generally. The value of the Fund’s investments also may decline because of factors that affect a particular industry or industries. Additionally, the Fund’s performance may be negatively impacted by current market factors such as military conflicts abroad, global supply chain issues and inflation.
Management and Operational Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser, may choose to hedge or not to hedge positions at disadvantageous times and may fail to use derivatives effectively.
Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance.
The Fund is also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider.

Tax Risk. The Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and intends each year to qualify and to be eligible to be treated as such. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the Internal Revenue Service (“IRS”) or a change in law might affect the Fund’s ability to qualify for such treatment.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” under the Code and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividends.
Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. The Fund’s expense limitation agreement, which generally remains in effect for a period of one year, mitigates this risk. However, there is no assurance that the Adviser will renew such expense limitation agreement from year-to-year.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by comparing the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance. Past performance (before and after taxes) is not an indication of future performance. Performance data current to the most recent month end may be obtained by calling (855) 609-3680.

Best Quarter (as of December 31, 2025)		Worst Quarter (as of December 31, 2025)
Q4 2022	7.49%	Q3 2022	(10.29)%

Average Annual Total Returns for the periods ended December 31, 2025	One Year	Five Years	Ten Years
Class I
Return Before Taxes	13.08%	9.47%	6.44%
Return After Taxes on Distributions	7.36%	5.37%	3.27%
Return After Taxes on Distributions and Sale of Fund Shares	7.59%	5.45%	3.48%
Class M Shares
Return Before Taxes	12.91%	9.35%	6.31%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	4.18%	3.17%	2.18%
After-tax returns are shown for Class I Shares only. After-tax returns for Class M Shares will differ. After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher, in some cases, than other return figures because when a capital loss occurs upon redemption of Fund shares, a tax deduction is provided that benefits the investor. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Management
Investment Adviser
Stone Ridge Asset Management LLC is the Fund’s investment adviser.
Portfolio Managers
Paul Germain, Alexander Nyren, Benjamin Robbins, Ross Stevens and Igor Zhitnitsky (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Stevens has been a Portfolio Manager since the Fund’s inception, except for the period from February 2020 to February 2021. Mr. Nyren has been a Portfolio Manager since February 2014. Mr. Robbins has been a Portfolio Manager since May 2015. Mr. Germain, and Mr. Zhitnitsky have been Portfolio Managers since February 2021.
Purchase and Sale of Fund Shares
Investors may purchase the Fund’s Class I shares and Class M shares by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, the investor will be directed to the Fund’s transfer agent to complete the purchase or sale transaction. The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications; (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “Eligibility to Buy Class I Shares and Class M Shares” below). The Adviser typically provides an educational program to institutional investors. All investments are subject to approval of the Adviser. The Fund may close at any time to new investments, and if the Fund closes, its shares will only be available for purchase after the Fund has notified investors that it is no longer closed to new investments. See “Shareholder Information – Fund Closings” below.
The minimum initial investment (which may be waived or reduced in certain circumstances) is $25 million for Class I shares and $250,000 for Class M shares. These minimums may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.
Fund shares may be redeemed on any business day, which is any day the New York Stock Exchange is open for business, by writing to Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street,

Milwaukee, Wisconsin 53202, or by calling (855) 609-3680. Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures.
Tax Information
The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation or investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged arrangement, you may be taxed upon withdrawals from that arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary as described under “Intermediary and Servicing Arrangements” below. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Contact your financial intermediary for more information

INVESTMENT OBJECTIVE, STRATEGIES, POLICIES AND RISKS
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in reinsurance-related securities. In addition, the Fund will also invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in high-yield, high-risk debt securities (commonly referred to as “junk bonds”). (Together, these are referred to as the “80% Policies”). High-yield securities typically are of below-investment-grade quality, and may either have below-investment-grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics, or may be unrated but of comparable quality to securities with below-investment-grade credit ratings. The Fund’s investment objective and policies may be changed without shareholder approval unless an objective or policy is identified in the prospectus or in the Statement of Additional Information as “fundamental.” The Fund will provide written notice to shareholders at least 60 days prior to a change in its 80% Policy.
More Information Regarding Investment Strategies
The Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds and Quota Share Notes and, to a lesser extent, in ILW Notes, event-linked swaps, and equity securities (publicly or privately offered) or the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”).
Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. The Fund may invest in event-linked bonds in one or more of three ways: the Fund may purchase event-linked bonds when initially offered; the Fund may purchase event-linked bonds in the secondary, over-the-counter market; or the Fund may gain indirect exposure to event-linked bonds using derivatives. The Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events.
Trigger events may include hurricanes, earthquakes and weather-related phenomena, pandemics, epidemics, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity. Trigger events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. In order for a trigger event to be deemed to have occurred, each of the three criteria must be satisfied while the bond is outstanding or the derivative position remains open. The Fund has no limit as to the types of events, geographic areas or thresholds of loss referenced by event-linked bonds in which it can invest. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, pandemics, epidemics, fires and floods. Non-natural perils include disasters resulting from human activity such as commercial and industrial accidents or business interruptions. Some event-linked bonds reference only a single event. Other event-linked bonds may reference multiple events, the occurrence of any one (or other number) of which would satisfy these criteria. Alternatively, an event-linked bond may not specify a particular peril. In these cases, only the geographic area and threshold of physical or economic loss determines whether a trigger event has occurred. For example, certain event-linked bonds, commonly referred to as “mortality” bonds (discussed further below), have trigger events that are deemed to occur if a specific number of deaths occur in an identified geographic area regardless of the peril which caused the loss of life.
If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest. In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo all or a portion of any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond.

The Fund may invest in both longevity bonds and mortality bonds, which are fixed-income securities, typically issued by special purpose vehicles. The terms of a longevity bond typically provide that the investor in the bond will receive less than the bond’s par amount at maturity if the actual average longevity (life span) of a specified population of people observed over a specified period of time (typically measured by a longevity index) is higher than a specified level. If longevity is higher than expected, the bond will return less than its par amount at maturity, and could return no principal at maturity. Other types of longevity bonds may provide that if the actual average longevity of two separate populations of people observed over a specified period of time diverge by more than a specified amount, the bonds will pay less than their par amount at maturity. A mortality bond, in contrast to a longevity bond, typically provides that the investor in the bond will receive less than the bond’s par amount at maturity if the mortality rate of a specified population of people observed over a specified period of time (typically measured by a mortality index) is higher than a specified level. Some mortality bonds, often referred to as “extreme mortality bonds” contain remote event triggers, which provide that the bonds will lose principal only if the mortality rate of the specified population is substantially higher than the expected level. During their term, both longevity bonds and mortality bonds typically pay a floating rate of interest to investors. The Fund may also gain this type of exposure through event-linked derivative instruments, such as swaps, that are contingent on or formulaically related to longevity or mortality risk.
When selecting event-linked bonds, Quota Share Notes and other reinsurance-related securities for investment, the Adviser) evaluates the evolving universe of reinsurance-related securities by performing its own analysis based on quantitative and qualitative research. The Adviser may rely upon information and analysis obtained from brokers, dealers and ratings organizations, among other sources. The Adviser then uses quantitative and qualitative analysis to select appropriate reinsurance-related securities within each trigger-event category. Trigger event categories include “indemnity triggers,” which are tied to the losses of the issuer; “parametric triggers,” which are tied to the non-occurrence of specific events with defined parameters; “industry loss triggers,” which are tied to industry-wide losses; and “modeled loss triggers,” which are tied to the hypothetical losses resulting from a modeled event and could be issuer-specific or industry-wide. Certain investments may have multiple triggers or a combination of the different types of triggers. The Adviser’s qualitative and quantitative analysis may consider various factors, such as trigger transparency, sponsor basis risk, call provisions, moral hazard, and correlation with other investments, and will also guide the Adviser in determining the desired allocation of reinsurance-related securities by peril and geographic exposure.
The Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by a special purpose vehicle (“SPV”) whose performance is tied to underlying reinsurance transaction(s), including Quota Share Notes and ILW Notes. The Fund, as holder of a note or preferred share issued by the SPV, would be entitled to participate in the underwriting results and investment earnings associated with the SPV’s underlying reinsurance contracts.
The Fund may also enter into other types of investments that enable the Fund to provide risk transfer services, as the Adviser may consider appropriate from time to time.
Reinsurance-Related Securities. The Fund will invest substantially in reinsurance-related securities, including “event-linked” bonds (a type of reinsurance-related security, which sometimes are referred to as “insurance-linked” or “catastrophe” bonds), Quota Share Notes and ILW Notes.
Event-Linked Bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. Geographic areas identified by event-linked bonds range broadly in scope. A limited number of event-linked bonds do not identify a geographic area, meaning that the event can occur anywhere. The majority of event-linked bonds relate to events occurring within the United States (or a single state or group of states within the United States), Europe (or a single European country) or Japan. Event-linked bonds also identify a threshold of physical or economic loss. The trigger event is deemed to have occurred only if the event meets or exceeds the specified threshold of physical or economic loss. Some event-linked bonds base the occurrence of the trigger event on losses reported by a specific insurance company or by the insurance industry. Other event-linked bonds base the occurrence of the trigger event on modeled payments (for a single insurer or across the insurance industry), an industry index or indices, or readings of scientific instruments. Some event-linked bonds utilize a combination of the aforementioned thresholds. The Fund is entitled to receive principal and interest payments so long as no trigger event(s) occurs of the description and magnitude specified by the instrument. Event-linked bonds may be sponsored by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur. This rating also reflects the event-linked bond’s credit risk and the model used to calculate the probability of a trigger event.
If a “sponsor,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring against certain losses, it can set up a separate legal structure—commonly known as an SPV. Municipal, state and foreign governments and private companies may also sponsor catastrophe bonds as a hedge against natural or non-natural disasters. The SPV is a passive and independent intermediary structure standing between the bond holders and the sponsor. Immediately after issuing the bonds to investors, the SPV enters into a “cover agreement” with the sponsor, through which the SPV provides the sponsor with a measure of protection against specified catastrophic or other similar events. The SPV generally puts the proceeds received from the bond issuance (the “principal”) into a trust account. The SPV uses this principal amount as “collateral” in order to secure its obligation under the cover agreement. The principal amount from the bond issuance held as collateral is generally invested into high-quality instruments (such as U.S. Treasury securities or U.S. Treasury money market funds). The earnings on these instruments, as well as insurance or reinsurance premiums paid by the sponsor, are used to make periodic, variable rate interest payments to investors (e.g., the Fund). The reinsurance-related securities typically have rates of interest that reflect the returns of such short-term collateral investments, plus a premium.
As long as the corresponding trigger event(s) covered by the bond—whether a windstorm in Europe or an earthquake in California—does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the SPV. Many catastrophe bonds mature in three years, although terms generally range from one to five years, depending on the bond. If the event does occur, however, the sponsor’s right to the collateral is “triggered.” This means the sponsor receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more.
Other Event-Linked Securities. The Fund may also seek to gain exposure to reinsurance contracts by holding notes or preferred shares issued by an SPV whose performance is tied to underlying reinsurance transaction(s). In implementing the Fund’s investment strategy, Stone Ridge will seek to invest in reinsurance-related securities tied to a varied group of available perils and geographic regions. Further, within each region and peril, Stone Ridge seeks to hold a balance of exposures to underlying insurance and reinsurance carriers, trigger types, and lines of business.
Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, the SPV would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims, up to the total amount invested. The Fund will generally seek to gain exposure to geographically diversified natural catastrophe Quota Share Notes and the Quota Share Notes in which the Fund invests will typically be high yield, high risk instruments.
Investments in ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit US Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single US hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event.
Illiquid and Restricted Securities. The Board has delegated to the Adviser the responsibility for determining whether the securities in which the Fund invests are liquid or illiquid, which the Adviser carries out on a case-by-case basis based on procedures approved by the Board that set forth various factors relating to the Fund’s ability to dispose of such securities in an appropriate manner. Certain of the instruments in which the Fund may invest, including most event-linked bonds, Quota Share Notes and ILW Notes, are restricted securities in that their disposition is restricted by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. Notwithstanding these limitations on resale, certain restricted securities may be treated as liquid if the Adviser determines pursuant to the applicable procedures that such treatment is warranted. The Board will monitor and periodically review liquidity determinations. The Fund may invest at the time of purchase up to 15% of its net assets in securities that are illiquid, which may be difficult to value properly and may involve greater risks than liquid securities. For certain risks related to the Fund’s investments in illiquid instruments, see “More Information Regarding the Risks of Investing—Illiquidity and Restricted Securities Risk” below.
Below-Investment-Grade Securities. Because most event-linked bonds, Quota Share Notes and ILW Notes are unrated, a substantial portion of the Fund’s assets will typically be invested in unrated securities determined by the Adviser to be of comparable quality to below-investment-grade securities, similar in some respects to high-yield corporate bonds. Event-linked catastrophe bonds, Quota Share Notes and ILW Notes are exposed to catastrophic insurance risk, whereas high-yield bonds are typically exposed to the potential default of financially distressed issuers. The Fund has no limit as to the maturity of the securities in which it invests or as to the market capitalization of the issuer. The Fund may invest in event-linked bonds, Quota Share Notes, ILW Notes and debt securities of any credit rating, including those rated below investment grade (commonly referred to as “junk bonds”) or, if unrated, determined by the Adviser, to be of comparable quality. With respect to event-linked bonds, the rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event(s) will occur, as well as the overall expected loss to the bond principal. In addition to ratings issued by rating agencies, event-linked bonds are generally issued with an attachment probability and expected loss percentage determined by an independent modeler (a “risk model”). A risk model is created based on historical data and averages as well as scientific and probabilistic analysis and is used to inform investors and others on the potential impact of a wide variety of catastrophic events or other specified events that result in physical and/or economic loss. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. The event-linked bonds in which the Fund may invest may also be subordinated or “junior” to more senior securities of the issuer. The investor in a subordinated security of an issuer is generally entitled to payment only after other holders of debt in that issuer have been paid.
A substantial amount of the reinsurance-related securities in which the Fund intends to invest are structured as variable rate, or floating-rate, debt securities, which will be secured by the collateral contributed by the Fund and other investors to the relevant SPVs sponsored by the ceding insurer. The collateral is typically invested in short-term instruments, such as U.S. Treasury securities or U.S. Treasury money market funds. The reinsurance-related securities typically have rates of interest that reflect the returns of such short-term collateral instruments, plus a premium.
Derivatives. The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any security, instrument, index or economic indicator related to such instruments (“reference instruments”). Derivatives are financial instruments the value of which is derived from an underlying reference instrument. Derivatives transactions can involve substantial risk. Derivatives typically allow the Fund to increase or decrease the level of risk to which it is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions. The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks. The Fund may but is not required to use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, stock index futures, swaps, including event-linked swaps and other derivative instruments. The Fund may use derivatives for a variety of purposes, including (i) as a hedge against adverse changes in the market prices of securities, interest rates or, to a lesser extent, currency exchange rates, (ii) as a substitute for purchasing or selling securities, (iii) to seek to increase the Fund’s return as a non-hedging strategy that may be considered speculative, or (iv) to manage portfolio exposures.
Derivative transactions may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leverage transactions may substantially exceed the initial investment.
Non-U.S. Investments. The Fund may invest directly or indirectly without limit in non-U.S. government and non-U.S. corporate debt securities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. securities. Non-U.S. issuers are issuers that are organized and/or have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, private issuers, or certain supranational organizations, such as the World Bank and the European Union. Economic or other sanctions imposed on a foreign country or issuer by the U.S., or on the U.S. by a foreign country, could impair the Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. Sanctions could also affect the value and/or liquidity of a non-U.S. security. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.
U.S. Government Securities. The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by Fannie Mae and Freddie Mac.
Equity Securities. Equity securities include common stocks, warrants and rights, as well as “equity equivalents” such as preferred stocks and securities convertible into common stock. The equity securities in which the Fund invests may be publicly or privately offered. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in equity market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be “equity equivalents” because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they may still be subject to credit and interest rate risk.
Borrowing and Leverage. The Fund may obtain leverage through borrowings in seeking to achieve its investment objective. The Fund’s borrowings, which would typically be in the form of loans from banks, may be on a secured or unsecured basis and at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets (including such indebtedness). The Fund also may borrow money from banks or other lenders for temporary purposes in an amount not to exceed 5% of the Fund’s assets. Such temporary borrowings are not subject to the asset coverage requirements discussed above. Borrowing money involves transaction and interest costs. The Fund may pay a commitment fee or other fees to maintain a line of credit, and will pay interest on amounts it borrows.

Leverage can have the effect of magnifying the Fund’s exposure to changes in the value of its assets and may also result in increased volatility in the Fund’s net asset value (“NAV”). This means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund owned its assets on an unleveraged basis. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent that the Fund is exposed to leverage.
Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements pursuant to which the Fund transfers securities to a counterparty in return for cash and agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the Fund, are a form of leverage and may make the value of an investment in the Fund more volatile and increase the risks of investing in the Fund. Entering into reverse repurchase agreements and other borrowing transactions may cause the Fund to liquidate positions at a disadvantageous time or price in order to satisfy its obligations.
Under Rule 18f-4 of the 1940 Act, the Fund has the option to either treat reverse repurchase agreements as (1) senior securities under Section 18 of the 1940 Act, in which case they would be subject to the 300% asset coverage requirement described in this Prospectus or (2) derivatives subject to the VaR test imposed by Rule 18f-4. As of the date of this prospectus, the Fund has elected to treat reverse repurchase agreements and other similar financing transactions as senior securities. See “Derivatives Risk” below.
Cash Management and Temporary Investments. Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The Fund may adopt a defensive strategy when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.
Additional Investment Practices
In addition to the investment strategies described above, the Fund may also use other investment techniques, including the following from time to time.
Short-Term Trading. At times, the Fund may engage in short-term trading, usually with respect to certain derivative instruments on the types of instruments the Fund is permitted to hold in its portfolio. If the Fund engages in frequent short-term trading, it may incur additional operating expenses, which would reduce performance, and could cause shareholders to incur a higher level of taxable income or capital gains.
Securities Lending. The Fund may earn additional income from lending securities. The value of securities loaned may not exceed 33⅓% of the value of the Fund’s total assets, which includes the value of collateral received. To the extent the Fund loans a portion of its securities, the Fund will generally receive collateral consisting of cash or U.S. government securities. Collateral received will be marked to market daily and will generally be at least equal at all times to the value of the securities on loan. Subject to its stated investment policies, the Fund will generally invest cash collateral received for the loaned securities in securities of the U.S. Government or its agencies, repurchase agreements collateralized by securities of the U.S. Government or its agencies, and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage backed securities.
Investments in Other Investment Companies. The Fund may invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies. The Fund may invest in exchange-traded funds (ETFs), which are typically open-end funds or unit investment trusts listed on a stock exchange. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. Absent Commission exemptive or similar relief, the Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the 1940 Act.

Corporate Debt Obligations. The Fund may purchase debt obligations, such as bonds, debentures, notes and preferred stock issued by U.S. and foreign corporations, partnerships or other business entities. Debt securities purchased by the Fund may be subordinate to other liabilities of the issuer. If a borrower becomes insolvent, the borrower’s assets may be insufficient to meet its obligations.
More Information Regarding the Risks of Investing
Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. The reinsurance-related securities in which the Fund invests are typically considered “high-yield” and many reinsurance-related debt securities may be considered “junk bonds.” It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment.
The Fund is subject to the principal risks described below. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.
Reinsurance-Related Securities Risk. The principal risk of an investment in a reinsurance-related security is that a triggering event(s) (e.g., (i) natural events, such as a hurricane, tornado or earthquake of a particular size/magnitude in a designated geographic area; or (ii) non-natural events, such as large aviation disasters) will occur, and as a result, the Fund will lose all or a significant portion of the principal it has invested in the security and the right to additional interest payments with respect to the security. If multiple triggering events occur that impact a significant portion of the portfolio of the Fund, the Fund could suffer substantial losses and an investor will lose money. A majority of the Fund’s assets will be invested directly or indirectly in reinsurance-related securities tied to natural events and/or non-natural disasters and there is inherent uncertainty as to whether, when or where such events will occur. There is no way to accurately predict whether a triggering event will occur and, because of this significant uncertainty, reinsurance-related securities carry a high degree of risk.
Event-Linked Bonds. Event-linked or catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. Because catastrophe bonds cover “catastrophic” events that, if they occur, will result in significant losses, catastrophe bonds carry a high degree of risk of loss and are considered “high yield” or “junk bonds.” The rating, if any, primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and loss to the Fund.
Catastrophe bonds are also subject to extension risk. The sponsor of such an investment might have the right to extend the maturity of the bond or note to verify that the trigger event did occur or to process and audit insurance claims. The typical duration of mandatory and optional extensions of maturity for reinsurance-related securities currently is between three months to two years. In certain circumstances, the extension may exceed two years. An extension to verify the potential occurrence of a trigger event will reduce the value of the bond or note due to the uncertainty of the occurrence of the trigger event and will hinder the Fund’s ability to sell the bond or note. Even if it is determined that the trigger event did not occur, such an extension will delay the Fund’s receipt of the bond’s or note’s principal and prevent the reinvestment of such proceeds in other, potentially higher yielding securities.
Quota Share Notes and ILW Notes. The Fund may gain exposure to reinsurance contracts through Quota Share Notes and ILW Notes. These securities are subject to the same risks discussed herein for event-linked or catastrophe bonds. In addition, because Quota Share Notes and ILW Notes represent an interest, either proportional or non-proportional, in one or more underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contract(s) and, therefore, must rely upon the risk assessment and sound underwriting practices of the sponsor. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s investment in Quota Share Notes and ILW Notes, which will place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. The lack of transparency may also make the valuation of Quota Share Notes and ILW Notes more difficult and potentially result in mispricing that could result in losses to the Fund. See “Illiquidity and Restricted Securities Risk” and “Valuation Risk” below. In Quota Share Notes trades and ILW Notes trades, the Fund cannot lose more than the amount invested.
Risk-Modeling Risk. The Adviser, in selecting investments for the Fund, will generally consider risk models created by independent third parties, the sponsor of a reinsurance-related security or a broker. The Adviser may also consider its own risk models based on comparable prior transactions, quantitative analysis, and industry knowledge. Risk models are designed to assist investors, governments, and businesses understand the potential impact of a wide variety of catastrophic events and allow such parties to analyze the probability of loss in regions with the highest exposure. The Adviser will use the output of the risk models before and after investment to assist the Adviser in assessing the risk of a particular reinsurance-related security or a group of such securities. Risk models are created using historical, scientific and other related data, and they may use quantitative methods. Because such risk models are based in part upon historical data and averages, there is no guarantee that such information will accurately predict the future occurrence, location or severity of any particular catastrophic event and thus may fail to accurately calculate the probability of a trigger event and may underestimate the likelihood of a trigger event. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. In addition, any errors or imperfections in a risk model (quantitative or otherwise), analyses, the data on which they are based or any technical issues with the construction of the models (including, for example, data problems and/or software or other implementation issues) could adversely affect the ability of the Adviser to use such analyses or models effectively, which in turn could adversely affect the Fund’s performance. Risk models are used by the Adviser as one input in its risk analysis process for Fund investments. There can be no assurance that these methodologies will help the Fund to achieve its investment objective.
Longevity and Mortality Risk. Longevity risk is the risk that members of a reference population will live longer, on average, than anticipated. Mortality risk is the risk that members of a reference population will live shorter, on average, than anticipated. Such risks are among the most significant faced by life insurers, annuity providers and pension funds because changes in longevity or mortality rates can significantly affect the liabilities and cash needs of those entities. Longevity bonds and mortality bonds purchased by the Fund involve the risk that the Adviser may incorrectly predict the actual level of longevity or mortality, as applicable, for the reference population of people, and the Fund will lose all or a portion of the amount of its investment in the bond. With respect to mortality bonds held by the Fund, there is also the risk that an epidemic or other catastrophic event could strike the reference population, resulting in mortality rates exceeding expectations and in the Fund losing all or a portion of its investment in the bond.
Illiquidity and Restricted Securities Risk. Illiquidity risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. As a relatively new type of financial instrument, there is limited trading history for reinsurance-related securities, even for those securities deemed to be liquid.
The Fund may invest at the time of purchase up to 15% of its net assets in securities that are illiquid. The Adviser believes a sufficient liquid market exists for reinsurance-related securities in order to meet these requirements. However, there can be no assurance that a liquid market for the Fund’s investments will be maintained. The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquid investments may involve greater risk than liquid investments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with redemptions) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments.
Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities, and the Fund may incur additional expense when disposing of restricted securities, including costs to register the sale of the securities. This may result in losses to the Fund and investors.
Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability, or human error. In addition, pricing of reinsurance-related securities is subject to the added uncertainty caused by the inability to generally predict whether, when or where a natural disaster or other triggering event will occur. Even after a natural disaster or other triggering event occurs, the pricing of reinsurance-related securities is subject to uncertainty for a period of time until event parameters, ultimate loss amounts and other factors are finalized and communicated to the Fund. The Fund’s investments in reinsurance-related securities for which market quotations are not available will be valued pursuant to procedures adopted by the the Board. Even for reinsurance-related securities for which market quotations are generally readily available, upon the occurrence or possible occurrence of a trigger event, and until the completion of the settlement and auditing of applicable loss claims, the Fund’s investment in a reinsurance-related security may be priced using fair value methods.. Even for reinsurance-related securities for which market quotations are generally readily available, upon the occurrence or possible occurrence of a trigger event, and until the completion of the settlement and auditing of applicable loss claims, the Fund’s investment in a reinsurance-related security may be priced using fair value methods. Many of the Fund’s reinsurance-related securities are priced using fair value methods. Portfolio securities that are valued using techniques other than market quotations, including fair valued securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. For a description of the Fund’s valuation procedures, see “Shareholder Information–How Fund Share Prices are Calculated” below. There is no assurance that the Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value. If securities are mispriced, shareholders could lose money upon redemption or could pay too much for shares purchased.
Moral Hazard Risk. Reinsurance-related securities are generally subject to one or more types of triggers, including so-called “indemnity-triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking reinsurance). Reinsurance-related securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such reinsurance-related securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks (such as paying claims more generously) that would have an adverse effect on the Fund. For example, if an event-linked bond issued will be triggered at $500 million in losses to the sponsor, once that trigger is hit (i.e., the sponsor experiences $500 million in losses under the contracts it has written), the bond purchaser will lose all or a portion of its principal invested (plus any additional interest). In this situation, the ceding sponsor has an incentive to pay the claims more generously when the loss amount is near the trigger amount set in the bond (i.e., to claim $500 million in losses, when perhaps it could be argued that actual losses were $499.9 million). Thus, bonds with indemnity triggers may be subject to moral hazard, because the trigger depends on the ceding sponsor to properly identify and calculate losses that do and do not apply in determining whether the trigger amount has been reached. In short, “moral hazard” refers to this potential for the sponsor to influence bond performance, as payouts are based on the individual policy claims against the sponsor and the way the sponsor settles those claims.
Limited Availability and Reinvestment Risk. Investments in reinsurance-related securities may be limited, which may limit the amount of assets the Fund may be able to invest in reinsurance-related securities. The limited availability of reinsurance-related securities may be due to a number of factors, including seasonal concentration of issuances, limited selection that meets the Fund’s investment objective and lack of availability of reinsurance-related securities in the secondary market. Original issuances of event-linked bonds (and in particular hurricane-related catastrophe bonds) may be concentrated in the first two calendar quarters of each year while original issuances of Quota Share Notes may be concentrated in particular reinsurance renewal months (January, and to a lesser extent, April, June, and July). Thereafter, the availability of reinsurance-related securities is subject to natural fluctuations in the secondary market. Therefore, if reinsurance-related securities held by the Fund mature or if the Fund must sell securities to meet redemption requests, the Fund may be required to hold more cash than it normally would until reinsurance-related securities meeting the Fund’s investment objective become available. Due to the potentially limited availability of additional reinsurance-related securities, the Fund may be forced to reinvest in securities that are lower yielding or less desirable than the securities the Fund sold. This is known as reinvestment risk, and may reduce the overall return on its portfolio securities.
Investments in Non-Voting Securities Risk. If the reinsurance-related securities in which the Fund invests carry voting rights, the Fund ordinarily will limit such investments to 5% or less of the issuing SPV’s outstanding voting securities. However, to enable the Fund to invest more of its assets in certain SPVs deemed attractive by the Adviser, the Fund may also contractually forego its right to vote securities or may purchase non-voting securities of such SPVs. If the Fund does not limit its voting rights and is deemed an “affiliate” of the SPV, the ability of the Fund to make future investments in the SPV or to engage in other transactions would be severely limited by the requirements of the 1940 Act. Such limitations may interfere with portfolio management of the Fund, which may adversely impact the Fund’s performance.
For various reasons, the Fund may hold some or all of its interest in an SPV in non-voting form. One reason for this is to avoid an SPV being deemed an “affiliated person” of the Fund for purposes of the 1940 Act. Accordingly, the Fund may agree to waive irrevocably any right that the Fund may have to vote securities in amounts in excess of 4.99% of an SPV’s outstanding voting securities. The general policy to waive voting rights has been reviewed by the board of trustees of the Fund. The waiver of the Fund’s voting rights does not facilitate investments in an SPV by the Adviser or other clients of the Adviser, either as a practical or a legal matter, and is not intended to confer any benefit on such entities. Interests in a particular SPV, even without voting rights, are selected based on the investment merits of those interests consistent with the fiduciary duties of both the Adviser and the Board, and generally reflect the judgment of the Adviser that such investments are an attractive and appropriate opportunity for the Fund for any number of reasons.
To the extent the Fund holds non-voting securities of an SPV, or contractually foregoes its right to vote securities of an SPV, it will not be able to vote to the full extent of its economic interest on matters that require the approval of the investors in the SPV, including matters that could adversely affect the Fund’s investment in the SPV. This restriction could diminish the influence of the Fund in an SPV and adversely affect its investment in the SPV, which could result in unpredictable and potentially adverse effects on shareholders. Moreover, there is a risk that a court or securities regulators could disregard the statutory definition of “affiliated person,” and still treat the SPV as an affiliated person of the Fund for purposes of the 1940 Act.
Reinsurance Industry Risk. The performance of reinsurance-related securities and the reinsurance industry itself are tied to the occurrence of various triggering events, including weather, natural disasters (hurricanes, earthquakes, etc.), non-natural large catastrophes and other specified events causing physical and/or economic loss. Triggering events are typically defined by three criteria: an event; a geographic area in which the event must occur; and a threshold of economic or physical loss (either actual or modeled) caused by the event, together with a method to measure such loss. Generally, the event is either a natural or non-natural peril of a kind that results in significant physical or economic loss. Natural perils include disasters such as hurricanes, earthquakes, windstorms, pandemics, epidemics, fires and floods. Non-natural perils include disasters resulting from human activity, such as commercial and industrial accidents or business interruptions. Major natural disasters in populated areas (such as in the cases of Hurricane Katrina in New Orleans in 2005, Superstorm Sandy in the New York City metropolitan area in 2012, Hurricane Irma in Florida and the Caribbean in 2017 and Hurricane Ian in Florida in 2022) or related to high-value insured property (such as plane crashes) can result in significant losses and investors in reinsurance-related securities tied to such exposures may also experience substantial losses. If the likelihood and severity of natural and other large disasters increase, the risk of significant losses to reinsurers may increase. Typically, one significant triggering event (even in a major metropolitan area) will not result in financial failure to a reinsurer. However, a series of major triggering events could cause the failure of a reinsurer. Similarly, to the extent the Fund invests in reinsurance-related securities for which a triggering event occurs, losses associated with such event will result in losses to the Fund, and a series of major triggering events affecting a large portion of the reinsurance-related securities held by the Fund will result in substantial losses to the Fund. In addition, unexpected events such as natural disasters or terrorist attacks could lead to government intervention. Political, judicial and legal developments affecting the reinsurance industry could also create new and expanded theories of liability or regulatory or other requirements; such changes could have a material adverse effect on the Fund.
Floating-Rate Instrument Risks. A significant percentage of the reinsurance-related securities in which the Fund invests are variable rate, or floating-rate, event-linked bonds. Floating-rate instruments and similar investments may be illiquid or less liquid than other investments. In addition, while the collateral securing most event-linked bonds in which the Fund currently intends to invest is typically invested in low-risk investments, certain SPVs in which the Fund invests may permit investment of collateral in higher risk, higher yielding investments. Thus, the value of collateral, if any, securing the Fund’s investments in event-linked bonds can decline or may be insufficient to meet the issuer’s obligations, and the collateral, if repaid to the Fund, may be difficult to liquidate. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices.
Below-Investment-Grade Securities and Unrated Securities Risk. The Fund has exposure and may, without limitation, continue to have exposure to reinsurance-related securities that are rated below investment grade or that are unrated but are judged by the Adviser to be of comparable quality. Below-investment-grade debt securities, which are commonly called “junk bonds,” are rated below BBB- by S&P Global Ratings or Baa3 by Moody’s Investors Service, Inc., or have comparable ratings by another rating organization. Accordingly, certain of the Fund’s unrated investments could constitute a highly risky and speculative investment, similar to an investment in “junk bonds.”
The rating primarily reflects the rating agency’s calculated probability that a pre-defined trigger event will occur. Therefore, securities with a lower rating reflect the rating agency’s assessment of the substantial risk that a triggering event will occur and result in a loss. The rating also reflects the reinsurance-related security’s credit risk and the model used to calculate the probability of the trigger event. The rating system for reinsurance-related securities is relatively new and significantly less developed than that of corporate bonds and continues to evolve as the market develops. There is no minimum rating on the instruments in which the Fund may invest. Most rating agencies rely upon one or more of the reports prepared by the following three independent catastrophe-modeling firms: EQECAT, Inc., AIR Worldwide Corporation and Risk Management Solutions, Inc. The Adviser may also rely on reports from one or more of these modeling firms as part of its investment process or may create its own internal risk model for this purpose. Different methodologies are used to evaluate the probability of various types of pre-defined trigger events. If the reports used by the rating agency are flawed, it may cause a rating agency to assign a rating to a reinsurance-related security that is not justified. Therefore, to the extent the Adviser relies on rating agency ratings to select securities for the Fund, the Fund may be exposed to greater risks. Additionally, because there are few major independent catastrophe-modeling firms, the effects of a flawed model or report issued by one or more of such firms will be magnified. In addition, such investments may be subject to greater risks than other investments, including greater levels of risk related to changes in interest rates, credit risk (including a greater risk of default), and illiquidity risk. Below-investment-grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below-investment-grade investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile. Certain investments of the Fund may be downgraded to below-investment-grade status (or may be judged by the Adviser to be of comparable quality) after the Fund purchases them.
Borrowing and Leverage Risk. The Fund has obtained financing to make investments in reinsurance-related securities and may obtain financing to meet redemption requests and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. The Fund’s borrowings, which would typically be in the form of loans from banks or reverse repurchase agreements, may be on a secured or unsecured basis and at fixed or variable rates of interest. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique.
This risk is enhanced for the Fund because it invests substantially all its assets in reinsurance-related securities. Reinsurance-related securities can quickly lose all or much of their value if a triggering event occurs. Thus, to the extent assets subject to a triggering event are leveraged, the losses could substantially outweigh the Fund’s investment and result in significant losses to the Fund . The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or uses derivatives or other investments that have embedded leverage.
The Fund’s ability to obtain leverage through borrowings is dependent on the Fund’s ability to establish and maintain an appropriate line of credit or other borrowing facility. Borrowing gives rise to interest expense and may require the Fund to pay other fees. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s net assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to the Fund, resulting in a loss to the Fund , even if the rate of return on those assets is positive. To the extent the Fund is able to secure financing, fluctuations in interest rates could increase the costs associated with the Fund’s use of certain forms of leverage, and such costs could reduce the Fund’s return.
In addition to any more stringent terms imposed by a lender, the 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable to maintain continuous asset coverage of not less than 300%. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations. There can be no assurance that the Fund’s use of leverage will be successful.
Derivatives Risk. The Fund may invest in a variety of derivatives, including options, futures contracts and swaps. The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are financial contracts the value of which depends on, or is derived from, an asset or other underlying reference. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the underlying reference asset they are designed to track. The Fund may invest in derivatives for investment purposes and for hedging and risk management purposes. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment option, rather than solely to hedge the risk of a position held by the Fund. See the Statement of Additional Information for additional information of the various types and uses of derivatives in the Fund’s strategy.
The Fund may be required to provide more margin for its derivative investments during periods of market disruptions or stress.
Derivatives also present other risks described herein, including market risk, illiquidity risk, currency risk, counterparty risk and credit risk. OTC derivatives are generally highly illiquid. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s NAV.
The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. The Adviser may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.
Derivatives in which the Fund may invest may have embedded leverage (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position). As a result, adverse changes in the value or level of the underlying investment may result in a loss substantially greater than the amount invested in the derivative itself.  See “Borrowing and Leverage Risk” above.
As described in this Derivatives Risk section and elsewhere in this prospectus, government regulation in the U.S. and various other jurisdictions of derivative instruments may restrict the Fund’s ability to engage in, or increase the cost to the Fund of derivative transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. Rule 18f-4 provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Funds that use derivatives to a limited extent, such as the Fund, are generally required by Rule 18f-4 to limit their derivatives exposure (excluding derivatives transactions used to hedge certain currency or interest rate risks) to 10% of their net assets and to adopt policies and procedures reasonably designed to manage the fund's derivatives risk. Rule 18f-4 restricts the Fund’s ability to engage in certain derivatives transactions, which could adversely affect the value or performance of the Fund.

The Fund’s use of derivatives may be subject to special tax rules, which are in some cases uncertain under current law and could affect the amount, timing and character of distributions to shareholders. See “Distributions and U.S. Federal Income Tax Matters” below.
Counterparty Risk. The Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. Events that affect the ability of the Fund’s counterparties to comply with the terms of the derivative contracts may have an adverse effect on the Fund. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. In addition, in the event of a counterparty bankruptcy, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding or may obtain a limited or no recovery of amounts due to it under the derivative contract, including the return of any collateral that has been provided to the counterparty. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms differently than the Fund and, if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., certain foreign currency forwards), (ii) require a counterparty to post collateral but do not provide for the Fund’s security interest in it to be perfected, (iii) require the Fund to post significant upfront collateral unrelated to the derivative’s fundamental fair (or intrinsic) value or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by a perfected security interest in collateral, the Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults because it is essentially an unsecured creditor of the counterparty. Even when derivatives are required by regulation and/or contract to be collateralized, the Fund may not receive the collateral for one or more days after the collateral is required to be posted by the counterparty. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).
Counterparty risk is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. For example, the creditworthiness of a counterparty may be adversely affected by larger than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. The Adviser evaluates the creditworthiness of the counterparties to the Fund’s transactions or their guarantors at the time the Fund enters into a transaction; however, the Fund is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. In the absence of a regulated market to facilitate settlement, the potential for losses by the Fund may be increased. In addition, counterparties to derivatives contracts may have the right to terminate such contracts in certain circumstances (or in some cases, at any time for any reason), including if the Fund’s NAV declines below a certain level over a specified period of time. The exercise of such a right by the counterparty could have a material adverse effect on the Fund’s operations and the Fund’s ability to achieve its investment objective.
The Fund may also be exposed to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because the contract for each OTC derivative transaction is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Adviser believes are owed to the Fund under derivative instruments or those payments may be delayed or made only after the Fund has incurred the cost of litigation.
The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices or other economic factors of the underlying investments. No assurances can be given that the Adviser’s judgment in this respect will be correct.
The market price of written options will be affected by many factors, including changes in the market price or other economic attributes of the underlying investment; changes in the realized or perceived volatility of the relevant market and underlying investment; and the time remaining before an option’s expiration.
The ability to trade in or exercise options may be restricted, including in the event that trading in the underlying reference becomes restricted. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options are generally established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options can be less liquid than exchange-traded options and generally involve greater counterparty credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
The market price of options, particularly OTC options, may be adversely affected if the market for the options becomes less liquid or smaller. Typically, an OTC option can be closed only with the consent of the other party to the contract. The Fund may close out a written exchange-traded option position by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or clearinghouse may not at all times be adequate to handle current trading volume; or (vi) a regulator or one or more exchanges could, for economic or other reasons, decide to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist.
Swaps Risk. The use of swaps involves investment techniques and risks that are different from those associated with portfolio security transactions. These instruments are typically not traded on exchanges and, in such cases, are subject to the risks associated with OTC derivatives generally. Transactions in some types of swaps (generally not including equity swaps) are required to be centrally cleared (“cleared swaps”) and other swap transactions may be centrally cleared on a voluntary basis. For OTC swaps, there is a risk that the other party will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position when it wishes to do so. Such occurrences could result in losses to the Fund.
The Fund may obtain event-linked exposure by investing directly or indirectly in, among other things, event-linked swaps, which typically are contingent, or formulaically related to defined trigger events, or by pursuing similar event-linked derivative strategies. Trigger events include hurricanes, earthquakes, weather-related phenomena and other criteria determined by independent parties. If a trigger event(s) occurs, the Fund may lose the swap’s notional amount. As derivative instruments, event-linked swaps are subject to risks in addition to the risks of investing in reinsurance-related securities, including risks associated with the counterparty and leverage. See “—Borrowing and Leverage” above.
Credit Risk. The reinsurance-related securities in which the Fund invests directly or indirectly will be subject to credit risk. The principal invested in many reinsurance-related securities is held by the SPV in a collateral account and invested in various permissible assets set forth under the terms of the SPV. In these cases, typically, the collateral account is invested in high quality U.S. government securities (i.e., U.S. Treasury bonds). However, in certain reinsurance-related securities, the collateral account may be invested in high-yielding, higher-risk securities, which may include securities issued by entities managed by the Adviser. Collateral will generally be invested in accordance with the terms of the SPV and overseen by a collateral manager appointed by the SPV; therefore, the Fund is dependent upon the manager to invest the collateral account proceeds appropriately. A small portion of the reinsurance-related securities in which the Fund invests may, in lieu of such collateral account arrangements, provide for the collateral to be held by the reinsurer. When a collateral account is invested in higher yielding, higher risk securities or when the collateral is held directly by the reinsurer, the Fund will be subject to the risk of non-payment of scheduled principal and interest on such collateral. Such non-payments and defaults may reduce the income to the Fund and negatively impact the value of Fund shares.
Foreign Investing Risk. The Fund may invest directly or indirectly in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example, due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes and ILW Notes that provide the Fund with contractual rights under the terms of the issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. See “—Currency Risk” below. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.
Epidemic and Pandemic Risk. The impact of any infectious illness outbreak that may arise in the future could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by such outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. Such impacts present material uncertainty and risk with respect to the Fund’s investment performance and financial results. The impact of any future public health crisis may also heighten the other risks disclosed in this prospectus.
Currency Risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars, and it is expected that a substantial portion of the Fund’s investments will be U.S. dollar denominated investments. However, a portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from a portion of its investments may be paid in foreign currencies, and to the extent the Fund invests in non-U.S. dollar denominated instruments, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. Currency risk also includes the risk that a currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. There can be no assurances or guarantees that any efforts the Fund makes to hedge exposure to foreign exchange rate risks that arise as a result of its investments will successfully hedge against such risks or that adequate hedging arrangements will be available on an economically viable basis, and in some cases, hedging arrangements may result in additional costs being incurred or losses being greater than if hedging had not been used. Currency exchange rates can fluctuate significantly for many reasons. Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leverage risk in addition to currency risk.
Some countries have and may continue to adopt internal economic policies that affect their currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in those countries. For example, a foreign government may unilaterally devalue its currency against other currencies, which typically would have the effect of reducing the U.S. dollar value of investments denominated in that currency. In addition, a country may impose formal or informal currency exchange controls. These controls may restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could undermine the value and liquidity of the Fund’s portfolio holdings and potentially place the Fund’s assets at risk of total loss. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and converted into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio investments to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.
Equity Investing Risk. The Fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered. The equity securities in which the Fund invests may be more volatile than the equity markets as a whole. Equity investing risk is the risk that the value of equity instruments to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations; perceptions regarding the industries in which the issuers participate; and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Equities to which the Fund will be exposed are structurally subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and, therefore, will be subject to greater dividend risk than debt instruments of such issuers. Finally, the prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.
Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
Market Risk. The value of the Fund’s investments may decline, sometimes rapidly or unpredictably, due to general economic conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic or political conditions throughout the world, inflation, changes in interest or currency rates or adverse investor sentiment generally. The value of the Fund’s investments also may decline because of factors that affect a particular industry or industries. Additionally, the Fund’s performance may be negatively impacted by current market factors such as military conflicts abroad, global supply chain issues and inflation.
Management and Operational Risk; Cyber-Security Risk. The Fund is subject to management risk because it relies on the Adviser’s ability to achieve its investment objective. The Fund runs the risk that the Adviser’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Adviser may select investments that do not perform as anticipated by the Adviser, may choose to hedge or not to hedge positions at disadvantageous times and may fail to use derivatives effectively.
Any imperfections, errors, or limitations in quantitative analyses and models used by the Adviser as part of its investment process could affect the Fund’s performance. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security.
The Fund is also subject to the risk of loss as a result of other services provided by the Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.
The Fund and its service providers’ use of internet, technology and information systems may expose the Fund to potential risks linked to cyber-security breaches of those technological or information systems. Cyber-security breaches could allow unauthorized parties to gain access to proprietary information, customer data or Fund assets, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. With the increased use of technology, mobile devices and cloud-based service offerings and the dependence on the internet and computer systems to perform necessary business functions, investment companies (such as the Fund) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber attacks and/or other technological malfunctions. In general, cyber attacks are deliberate, but unintentional events may have similar effects. Cyber attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, ransomware, releasing confidential information without authorization, and causing operational disruption. Successful cyber attacks against, or security breakdowns of, the Fund, the Adviser, or the custodian, transfer agent, or other third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber attacks may interfere with the processing of shareholder transactions, interfere with quantitative models, affect the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, result in theft of Fund assets, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Similar types of cyber-security risks are also present for issuers of securities in which the Fund invests or such issuers' counterparties, which could result in material adverse consequences for such issuers or market participants, and could cause the Fund’s investment in such securities to lose value. While the Adviser has established business continuity plans and systems that it believes are reasonably designed to prevent cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been, or cannot be, identified. Service providers may have limited indemnification obligations to the Adviser or the Fund, each of whom could be negatively impacted as a result.
Redemption Risk. The Fund may need to sell portfolio securities to meet redemption requests. Under certain circumstances, the Fund could experience a loss when selling portfolio securities to meet redemption requests, including in the event of (i) significant redemption activity by shareholders, including when a single investor (such as the Stone Ridge Diversified Alternatives Fund) or a few large investors make a significant redemption of Fund shares (each, a “large shareholder transaction”), (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the Fund’s inability to sell certain portfolio securities because such securities are illiquid. In such circumstances, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. The Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non-redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax-advantaged plan. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate for U.S. federal income tax purposes for shareholders who hold Fund shares in a taxable account.
Tax Risk. The Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for such treatment, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year. The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the Fund’s ability to qualify for such treatment.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” under the Code and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividends.
Prepayment or Call Risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security that can be prepaid or called prior to its maturity date, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.
QIB Qualification Risk. The event-linked bonds and Quota Share Notes in which the Fund invests are only available to qualified institutional buyers (“QIBs”), as defined in Rule 144A under the 1933 Act. At any given time, the Fund may not have sufficient assets to be deemed a QIB for purposes of Rule 144A, whether because investment losses or redemptions cause the Fund’s assets to drop below the threshold amount or for other reasons. In the event the Fund does not qualify as a QIB, it will not be able to purchase additional event-linked bonds or Quota Share Notes, which may prevent the Fund from achieving its investment objective.
Subordinated Securities Risk. Certain SPVs in which the Fund invests may issue multiple tranches of interests to investors. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.
Government Securities Risk. The Fund may invest directly or indirectly in securities issued or guaranteed by the U.S. government (including U.S. Treasury obligations that differ in their interest rates, maturities and times of issuance) or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac)). U.S. government securities are subject to market risk, risks related to changes in interest rates and credit risk. Securities, such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund. Securities issued or guaranteed by U.S. government related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. As a result of their high credit quality and market liquidity, U.S. Government securities generally provide a lower current return than obligations of other issuers.
The U.S. Treasury Department placed Fannie Mae and Freddie Mac into conservatorship in September 2008. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will continue to support these or other government-sponsored entities in the future. Further, the benefits of any such government support may extend only to the holders of certain classes of an issuer’s securities.
Focused Investment Risk. Issuers of event-linked bonds and other reinsurance-related securities are generally classified as belonging to the financial services sector; however, the Fund has no current intention to invest in banks or other issuers that may be commonly considered in the financial services sector. As a result of this categorization of reinsurance-related securities, the Fund may be subject to the risks of such focused investing. The industries within the financial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Non-U.S. financial services companies, including insurance companies, may be subject to different levels of regulation than that to which similar companies operating in the U.S. are subject. Similarly, to the extent the Fund has exposure to a significant extent in investments tied economically to a specific geographic region, country or a particular market, it will have more exposure to regional and country economic risks than it would if it had more geographically diverse investments.
Cash Management Risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund will be subject to risk with respect to the depository institution holding the cash. To the extent the Fund makes temporary or defensive investments in cash or cash equivalents, it might not achieve its investment objective.
Securities Lending Risk. As with other extensions of credit, there are risks of delay and costs involved in recovery of securities or even loss of rights in the securities loaned or in the collateral if the borrower of the securities fails to return the securities in a timely manner or at all, or fails financially. These delays and costs could be greater with respect to foreign securities. The Fund may pay lending fees to the party arranging the Fund’s securities loans. Securities lending collateral may be invested in liquid, short-term investments, such as money market funds, managed by third-party advisers or banks. The Fund bears the risk of investments made with the cash collateral received by the Fund in securities lending transactions. Investments of cash collateral may depreciate and/or become illiquid, although the Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.
Investing in Other Investment Companies Risk. Investing in other investment companies (including money market funds) subjects the Fund to the risks of investing in the underlying securities or assets held by those investment companies. When investing in another investment company, the Fund will bear a pro rata portion of the underlying fund’s expenses, in addition to its own expenses.
Expense Risk. Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. The Fund’s expense limitation agreement, which generally remains in effect for a period of one year, mitigates this risk. However, there is no assurance that the Adviser will renew such expense limitation agreement from year-to-year.
The Fund may invest in exchange-traded funds or other pooled investment vehicles. As an investor in a pooled investment vehicle, the Fund would be subject to its ratable share of that pooled investment vehicle’s expenses, including its advisory and administration expenses.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Statement of Additional Information. The holdings of the Fund are disclosed quarterly in filings with the Commission on Form N-PORT as of the end of the first and third quarters of the Fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the Fund’s fiscal year. The Fund’s fiscal year ends on October 31. You can find the Commission filings on the Commission’s website, www.sec.gov.
MANAGEMENT AND ORGANIZATION
Investment Adviser
Stone Ridge is the Fund’s investment adviser. The Adviser was organized as a Delaware limited liability company in 2012. Its primary place of business is at One Vanderbilt Avenue, 65th Floor, New York, NY 10017. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund. As of December 31, 2025, the Adviser managed client assets of approximately $31 billion.
In return for providing management services to the Fund, the Fund pays the Adviser an annual fee.
For the fiscal year ended October 31, 2025, the Fund paid 1.50% of its average daily net assets to the Adviser, after taking into account its contractual fee waiver/expense reimbursement.

A discussion regarding the basis of the Board’s approval of the investment management agreement between Stone Ridge Trust, on behalf of the Fund, and the Adviser is available in the Fund’s report on Form N-CSR for the fiscal year ended October 31, 2025.
Portfolio Managers
Paul Germain. Paul Germain, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky. Prior to joining Stone Ridge in 2015, Mr. Germain was the Global Head of Prime Services at Credit Suisse, where he worked from 2010 to 2015. Mr. Germain received his MBA from Harvard Business School and his BSE in Management from University of Pennsylvania (Wharton).
Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.
Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Nyren, Mr. Stevens and Mr. Zhitnitsky. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds a BA, magna cum laude, in Physics from Harvard University and is a CFA charterholder.
Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Nyren, Mr. Robbins and Mr. Zhitnitsky. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).
Igor Zhitnitsky Igor Zhitnitsky, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Nyren, Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2016, Mr. Zhitnitsky was a risk manager at SCOR SE, where he oversaw reinsurance planning and capital management. Mr. Zhitnitsky holds a BS, summa cum laude, in Mathematics from Rensselaer Polytechnic Institute, and completed graduate work in pursuit of a PhD in mathematics from New York University (Courant).
Additional Information Regarding the Adviser and Portfolio Managers
The Statement of Additional Information provides additional information about the Adviser, including information about potential conflicts of interest that the Adviser may face in managing the Fund, and about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of securities in the Fund. The Statement of Additional Information is part of this prospectus and is available free of charge by calling (855) 609-3680 or at www.stoneridgefunds.com. The information (other than this prospectus, including the Statement of Additional Information) contained on, or that can be accessed through, www.stoneridgefunds.com is not part of this prospectus or the Statement of Additional Information.
Distributor, Administrator and Transfer Agent
Foreside Global Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, is the Fund’s distributor (the “Distributor”). U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 is the Fund’s transfer agent (the “Transfer Agent”), administrator (the “Administrator”) and accounting agent. The Adviser pays fees to the Distributor as compensation for the services it renders. The Fund compensates the Transfer Agent for its services.
SHAREHOLDER INFORMATION
Fund Closings
The Fund may close at any time to new investments and, during such closings, only the reinvestment of dividends and other distributions by existing shareholders will be permitted. The Fund may re-open to new investment and subsequently close again to new investment at any time at the discretion of the Adviser. In addition, the Fund expects to close to new investors and investments by existing investors for a period of time in the event that the Stone Ridge Post-Event Reinsurance Fund, a closed-end interval fund managed by the Adviser, commences investment operations. During any time the Fund is closed to new investments, Fund shareholders will continue to be able to redeem their shares.
How Fund Share Prices Are Calculated
The NAV per share of the Fund’s Class I shares and Class M shares is determined by dividing the total value of the applicable class’s proportionate interest in the Fund’s portfolio investments, cash and other assets, less any liabilities (including accrued expenses or dividends) allocable to that class, by the total number of shares of that class outstanding. While the assets of each of Class I shares and Class M shares are invested in a single portfolio of securities, the NAV of each respective Class will differ because each of Class I shares and Class M shares have different expenses. The Fund’s shares are typically valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) opens for business. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). In unusual circumstances, the Valuation Time may be at a time other than 4:00 p.m. Eastern time, for example, in the event of an earlier, unscheduled close or halt of trading on the NYSE. Current NAVs per share of the Fund’s classes may be obtained by contacting the Transfer Agent by telephone at (855) 609-3680.
In accordance with the regulations governing registered investment companies, the Fund’s transactions in portfolio investments and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the business day on which the transactions are effected (the trade date), but rather on the following business day.
The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated the Adviser to serve as “valuation designee” in accordance with Rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair value determinations relating to all investments held by the Fund (as needed), periodically assessing and managing any valuation risks and establishing and applying fair value methodologies, subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair value determinations.
Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:
With respect to pricing of insurance-linked securities for which at least one designated independent broker provides a price, that price (or, if multiple designated independent brokers provide a price, the average of such prices) will be used to value the security. The Funds typically utilize an independent data delivery vendor to obtain the prices, average them and communicate the resulting value to the Administrator. If no designated independent broker provides a price for the security in question, the Adviser Valuation Committee will generally utilize prices provided by one or more other brokers that the Adviser has approved to value the security. For certain securities, an administrator or third-party manager may regularly provide NAVs that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported NAV).
Non-prime money market funds and cash sweep programs are generally valued at amortized cost.
Other debt securities, including corporate and government debt securities (of U.S. or non-U.S. issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.
For investments in investment companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Equity securities (other than insurance-linked securities that are valued pursuant to the valuation methods described above) are valued at the last sale, official close or if there are no reported sales at the mean between the bid and asked price on the primary exchange on which they are traded. The values of the Fund’s investments in publicly-traded foreign equity securities generally will be the closing or final trading prices in the local trading markets but may be adjusted based on values determined by a pricing service using pricing models designed to estimate changes in the values of those securities between the times in which the trading in those securities is substantially completed and the close of the NYSE.
Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.
Non-exchange traded derivatives, including OTC options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).
Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.
Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
A substantial portion of the Fund's investments are U.S. dollar-denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund's shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

INVESTING IN THE FUND
The Fund offers two classes of shares — Class I shares and Class M shares. This prospectus describes the Class I shares and Class M shares of the Fund.
Eligibility to Buy Class I and Class M Shares
The Fund’s Class I shares and Class M shares are offered to the following groups of investors (“Eligible Investors”):
1.
Institutional investors, including registered investment advisers (RIAs);
2.
Clients of institutional investors;
3.
Tax-exempt retirement plans of the Adviser and its affiliates and rollover accounts from those plans;
4.
Certain other Eligible Investors as approved from time to time by the Adviser. Eligible Investors include employees, former employees, shareholders, members and directors of the Adviser and the Fund or its affiliates, and friends and family members of such persons; and
5.
Investment professionals or other financial intermediaries investing for their own accounts and their immediate family members.
Some intermediaries may impose different or additional eligibility requirements. The Fund has the discretion to further modify or waive its eligibility requirements.
Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates. The Fund reserves the right to refuse any request to purchase shares. Each Class of shares is subject to the investment minimums described below.
Investment Minimums
Class I Shares
The minimum initial investment is $25 million. For eligibility groups 3, 4 and 5 described above under “Eligibility to Buy Class I Shares and Class M Shares,” there will be no minimum investment requirement.
Class M Shares
The minimum initial investment is $250,000.
These minimums may be waived or reduced in certain circumstances, and they may be modified and/or applied in the aggregate for certain intermediaries that submit trades on behalf of underlying investors (e.g., registered investment advisers or benefit plans). Differences in the policies of different intermediaries may include different minimum investment amounts. There is no minimum for subsequent investments. All share purchases are subject to approval of the Adviser.
Other Policies
No Share Certificates. The issuance of shares is recorded electronically on the books of the Fund. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of the Fund you own. You can rely on these statements in lieu of certificates. The Fund does not issue certificates representing shares of the Fund.
Involuntary Redemptions. The Fund reserves the right to redeem an account if the value of the shares in the account is $1,000 or less for any reason, including market fluctuation. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account(s) to the minimum amount specified above before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

In addition, the Fund reserves the right under certain circumstances to redeem all or a portion of an account, without consent of or other action by the shareholder. The Fund may exercise this right, for example, if a shareholder invests in a share class for which the shareholder was not eligible at the time of investment.
Lost Shareholders, Inactive Accounts and Unclaimed Property. It is important that each shareholder ensures that the address on file with the Transfer Agent is correct and current to ensure that the investor receives account statements and other important mailings and that the account is not deemed abandoned in accordance with state law. Accounts may be deemed abandoned if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which vary by state. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. While the Transfer Agent will, if it receives returned mail, attempt to locate the investor or rightful owner of the account in accordance with applicable law, if the Transfer Agent is unable to locate the investor and the account is legally considered abandoned, then it will follow the applicable escheatment requirements. It is your responsibility to ensure that you maintain a correct address for your account. Please proactively contact the Transfer Agent toll-free at (855) 609 3680 at least annually to ensure your account remains in active status. The Fund and the Adviser will not be liable to shareholders or their representatives for good faith compliance with escheatment laws.
HOW TO BUY CLASS I AND CLASS M SHARES
How to Buy Shares
The Fund has authorized the Transfer Agent and Distributor to receive orders on its behalf, and the Distributor has authorized select intermediaries to receive orders on behalf of the Fund. These intermediaries may be authorized to designate other intermediaries to receive orders on the Fund’s behalf. The Fund is deemed to have received an order when the Transfer Agent, the Distributor, an intermediary, or if applicable, an intermediary’s authorized designee, receives the order in good order. Investors who invest in the Fund through an intermediary should contact their intermediary regarding purchase procedures. Investors may be charged a fee if they effect transactions through an intermediary.
The Fund is generally sold to (i) institutional investors, including registered investment advisers (RIAs), that meet certain qualifications; (ii) clients of such institutional investors; and (iii) certain other Eligible Investors (as defined in “Eligibility to Buy Class I Shares and Class M Shares” above). The Adviser typically provides an educational program to institutional investors. Certain investors may purchase the Fund’s Class I shares and Class M shares directly from the Transfer Agent by first contacting the Adviser at (855) 609-3680 to notify the Adviser of the proposed investment. Once notification has occurred, if approved, the investor will be directed to the Transfer Agent to complete the purchase transaction.
All investments are subject to approval of the Adviser, and all investors must complete and submit the necessary account registration forms in good order. The Fund reserves the right to reject any initial or additional investment and to suspend the offering of shares. Purchase through a financial intermediary does not affect these eligibility requirements or any set out in “Investing in the Fund” above.
A purchase of the Fund’s Class I shares and Class M shares will be made at the NAV per share next determined following receipt of a purchase order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee if received at a time when the Fund is open to new investments. A purchase, exchange or redemption order is in “good order” when the Fund, the Transfer Agent, the Distributor, an intermediary or, if applicable, an intermediary’s authorized designee, receives all required information, including properly completed and signed documents, and the purchase order is approved by the Adviser. Once the Fund (or one of its authorized agents, described above) accepts a purchase order, you may not cancel or revoke it; however, you may redeem the shares. The Fund may withhold redemption proceeds until it is reasonably satisfied it has received your payment. The Fund reserves the right to cancel any purchase or exchange order it receives if the Fund believes that it is in the best interest of the Fund’s shareholders to do so.
Clients of investment advisory organizations may also be subject to investment advisory and other fees under their own arrangements with such organizations.
At the discretion of the Adviser, shares of the Fund may be purchased in exchange for securities that are eligible for acquisition by the Fund or otherwise represented in its portfolio as described in this prospectus or as otherwise consistent with the Trust’s policies or procedures or in exchange for local currencies in which securities owned by the Fund are denominated or traded. Securities and local currencies accepted by the Fund for exchange and Fund shares to be issued in the exchange will be valued as set forth under “How Fund Share Prices are Calculated” at the time of the next determination of NAV after such acceptance. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund and, if received by the investor, must be delivered to the Fund by the investor upon receipt from the issuer. Investors who desire to purchase shares with local currencies should first contact the Adviser.
The Fund will not accept securities in exchange for shares unless: (1) such securities are, at the time of the exchange, eligible to be included, or otherwise represented, in the Fund; (2) current market values are available for such securities based on the Trust’s valuation procedures; and (3) the investor represents and agrees that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the 1933 Act, under the laws of the country in which the principal market for such securities exists or otherwise.
Investors who are subject to federal taxation generally will realize gain or loss for federal income tax purposes upon the exchange. The amount of such gain or loss depends upon the difference between the value of Fund shares received and the tax basis of the securities or local currency the Fund accepted in exchange.
Investors interested in such exchanges should contact the Adviser.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent or authorized intermediary will verify certain information upon account opening as part of the Trust’s Anti-Money Laundering Program. You will be asked to supply certain required information, such as your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box may not be accepted.
If the identity of a customer cannot be verified, the account will be rejected or the customer will not be allowed to perform a transaction on the account until the customer’s identity is verified. The Fund also reserves the right to close the account within 5 business days if clarifying information/documentation is not received. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
The Fund and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity is not verified.
The Fund may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.
HOW TO REDEEM CLASS I AND CLASS M SHARES
Investors who invest in the Fund through an intermediary should contact their intermediary regarding redemption procedures. The Fund is deemed to have received a redemption order when the Transfer Agent, the Distributor, an authorized intermediary, or if applicable, an intermediary’s authorized designee, receives the redemption order in good order. Investors holding Fund shares directly through the Transfer Agent who desire to redeem shares of the Fund must first contact the Adviser at (855) 609-3680. Once notification has occurred, the investor will be directed to the Transfer Agent to complete the sale transaction. A redemption of the Fund’s shares will be made at the NAV per share next determined following receipt of a written redemption order in good order by the Fund, the Transfer Agent, the Distributor, an intermediary or an intermediary’s authorized designee.

The redemption of all shares in an account will result in the account being closed. A new Account Registration Form will be required for future investments. See “How to Buy Class I Shares and Class M Shares” above. Certificates for shares are not issued.
Payments of Redemption Proceeds
Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Fund may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell shares or accurately determine the value of assets, or if the Commission orders the Fund to suspend redemptions or delay payment of redemption proceeds.
At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 7 days or more. The Fund intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Although the Fund generally intends to pay cash for all shares redeemed using cash held by the Fund or generated by the Fund through selling cash equivalents, selling investments, or using overdraft provisions or lines of credit, the Fund reserves the right, under certain circumstances (such as stressed market conditions), to make a redemption payment, in whole or in part, in portfolio securities that have a market value at the time of redemption equal to the redemption price. In cases where the Fund uses assets other than cash for redemption payments, the value of the non-cash assets is determined as of the redemption date; consequently, as a result of changes in market prices, the value of those assets when received by the redeeming shareholder may be lower or higher than their value as of the redemption date. Investors may incur brokerage charges or other transaction costs selling securities that were received in payment of redemptions.
You can arrange for cash proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by the Fund prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Fund for up to seven days if deemed appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. The Fund cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The Fund reserves the right to terminate the wire redemption privilege. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a signature guarantee to the Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, or contact your financial intermediary.
Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program, but not from a notary public.
The Fund and/or the Transfer Agent or your financial intermediary reserve the right to require a signature guarantee in other instances based on the circumstances.
Dividend Reinvestment Plan
Dividends and capital gains distributions are treated in accordance with the instructions on your account opening form, and either are automatically reinvested, without sales charges, into the relevant share class or are distributed to you in cash. Your taxable income is the same regardless of which option you choose. As long as you hold Fund shares, you may change your election to participate in the dividend reinvestment plan by notifying the Transfer Agent or your financial intermediary, as applicable.
For further information about dividend reinvestment, contact the Transfer Agent by telephone at (855) 609-3680 or contact your financial intermediary.

Distributions and U.S. Federal Income Tax Matters
This section summarizes some of the important U.S. federal income tax consequences of investing in the Fund. This discussion does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. You should consult your tax adviser for information concerning the possible application of federal, state, local, or foreign tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.
The Fund has elected and currently intends to qualify to be treated as a RIC. A RIC generally is not subject to federal income tax at the fund level on income and gains that are timely distributed to shareholders. To qualify for such treatment, the Fund must meet certain income, asset diversification and distribution requirements.
The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or change in law might affect the Fund’s ability to qualify for such treatment.
If, in any year, the Fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the Fund would be treated as a “C corporation” under the Code and, as such, would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividends. The Fund could in some cases cure such failure, including by paying a Fund-level tax or interest, making additional distributions, or disposing of certain assets.
The Fund invests substantially in foreign securities. Many or most of the Fund’s investments in foreign securities may be CFCs. The Fund will generally be required to include in gross income each year, as ordinary income that is included in net investment income, its share of certain amounts of a CFC’s income, whether or not the CFC distributes such amounts to the Fund. Under regulations, such inclusions will be treated as “qualifying income” for purposes of the income requirement described above to the extent they are either (i) timely and currently repatriated or (ii) derived with respect to the Fund’s business of investing in stock, securities or currencies. Investments by the Fund in CFCs could cause the Fund to recognize taxable income in excess of cash generated by such investments, potentially requiring the Fund to borrow money or dispose of investments to make the distributions required to qualify for treatment as a RIC and to eliminate a Fund-level tax and could affect the amount, timing and character of the Fund’s distributions. For additional information, please refer to “Tax Status” in the Statement of Additional Information.
The Fund may invest in other foreign securities that are equity securities of passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. A foreign issuer in which the Fund invests will not be treated as a PFIC with respect to the Fund if such issuer is a controlled foreign corporation and the Fund holds (directly, indirectly or constructively) 10% or more of the voting interests in or total value of such issuer. Investments in a PFIC potentially (i) accelerate the recognition of income by the Fund without a corresponding receipt of cash, (ii) increase the amount required to be distributed by the Fund to qualify as a RIC or eliminate a Fund-level tax, (iii) result in a higher percentage of Fund distributions treated as ordinary income, or (iv) subject the Fund to a Fund-level tax that cannot be eliminated through distributions.
The Fund’s investment in foreign securities may be subject to foreign withholding or other taxes, which may decrease the Fund’s return on those securities. The Fund may be eligible to pass through to you a deduction or credit for such foreign taxes, as further described in the Statement of Additional Information. Even if the Fund were eligible in any taxable year to pass through a deduction or credit for foreign taxes to shareholders, it may determine not to do so.
In addition, the Fund’s investments in foreign securities, foreign currencies and derivatives may increase or accelerate the Fund’s recognition of gain and may affect the timing, amount or character of the Fund’s distributions.
The Fund currently intends to make distributions at least annually of all or substantially all of its net investment income and net realized capital gains, if any. If you elect to reinvest distributions, your distributions will be reinvested in additional shares of the same share class of the Fund at the NAV calculated as of the payment date. The Fund will pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the

NAV of the Fund will be reduced by the amount of the payment. If you are a shareholder subject to federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income. The tax treatment of Fund distributions of capital gains is determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your shares. Distributions of net capital gains (the excess of net long-term capital gains over its net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net gains from the sale or deemed disposition of investments that the Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income.
Distributions of investment income properly reported by the Fund as derived from “qualified dividend income,” if any will be taxed to individuals at the rates applicable to long-term capital gains, provided that certain holding period and other requirements are met at both the shareholder and Fund level.
If, in and with respect to any taxable year, the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
A 3.8% Medicare contribution tax is imposed on the “net investment income” (as defined in the Code) of certain individuals, estates and trusts to the extent that their income exceeds certain threshold amounts. “Net investment income” generally includes dividends, interest, and net gains from the disposition of investment property (including the Fund’s ordinary income dividends, Capital Gain Dividends, and capital gains recognized on the sale, redemption, or exchange of Fund shares). Shareholders should consult their own tax advisers regarding the effect, if any, that this provision may have on their investment in Fund shares.
A dividend will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Early in each year, we will send you a statement showing detailed federal tax information with respect to your distributions for the prior tax year.
Distributions are taxable to you in the manner described herein even if they are paid from income or gains earned before your investment (and thus were included in the price you paid for your shares). For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.
Any gain or loss resulting from the sale or exchange of your shares generally will be treated as a capital gain or loss for federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.
Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax.
In general, dividends (other than Capital Gain Dividends) paid by the Fund to a person who is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, the Code provides a withholding tax exemption, if the Fund so elects, for certain interest-related dividends and short-term capital gain dividends paid to foreign shareholders.
Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund or its agent may be required to withhold under FATCA 30% of the ordinary dividends the Fund pays to that shareholder. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above. The IRS and the Department of Treasury have issued proposed regulations providing that the gross proceeds of share redemptions or exchanges and Capital Gain Dividends the Fund pays will not be subject to FATCA withholding. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries have implemented or are considering, and may implement, laws similar in purpose and scope to FATCA.
The discussion above is very general. Please consult your tax adviser about the effect that an investment in the Fund could have on your own tax situation, including possible foreign, federal, state, or local tax consequences, or about any other tax questions you may have..
Frequent Purchases and Sales of Fund Shares
The Fund is currently intended for long-term investment purposes. Excessive trading, short-term trading and other abusive trading activities may be detrimental to the Fund and its long-term shareholders by disrupting portfolio management strategies, increasing brokerage and administrative costs, harming Fund performance and diluting the value of shares. Such trading may also require the Fund to sell securities to meet redemptions, which could cause taxable events that impact shareholders. The Fund will not knowingly permit shareholders to market time or excessively trade the Fund to the detriment of the long-term shareholders.
The Fund has adopted procedures that are reasonably designed to detect and prevent frequent trading activity that could be harmful to the Fund (the “Procedures”), which include (1) fair valuation of non-U.S. securities, where appropriate and (2) periodic surveillance of shareholder trading activity and inquiry as to the nature of the trading activity when appropriate.
With respect to the periodic surveillance of shareholder trading activity, the Adviser monitors trading in the Fund’s shares in an effort to identify trading patterns that appear to indicate market timing or abusive trading practices, to the extent reasonably practicable. In making such a judgement, the Adviser may consider the size of the trades, the frequency and pattern of trades and other factors considered relevant.
If the Adviser determines that the trading history of an account appears to indicate market timing or abusive trading practices, the Fund will provide notice to the shareholder or the applicable financial intermediary to cease such trading activities and, when appropriate, restrict or prohibit further purchases or redemptions of shares for the account. If the trading history of an omnibus account appears to indicate the possibility of market timing or abusive trading practices, the Adviser may request underlying shareholder information from the financial intermediary associated with the omnibus account pursuant to Rule 22c-2 under the 1940 Act in order to make such a determination.
Some financial intermediaries through which shares of the Fund are distributed submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their underlying investors. Because transactions by omnibus accounts often take place on a net basis, the Adviser’s ability to detect and prevent frequent trading is limited. In determining the frequency with which the Adviser will seek shareholder transaction information from a financial intermediary, the Adviser will consider (1) whether or not a Fund imposes a redemption fee, (2) a Fund’s trading history (e.g., a history of abnormally large inflows or outflows that may indicate the existence of frequent trading), (3) the risks that frequent trading poses to the Fund and its shareholders in light of the nature of the Fund’s investment program, including its typical cash positions and whether its valuation policies mitigate the risks associated with abusive trading practices, (4) the risks to the Fund and its shareholders in light of the size of the transactions relative to the amount of the Fund’s assets or the volume of the Fund’s subscriptions and redemptions through a financial intermediary and (5) such other factors as are deemed relevant or appropriate under the circumstances.
Although the Procedures are designed to deter frequent trading, none of these measures alone, nor taken together, eliminates the possibility that frequent trading will occur in the Fund, particularly with respect to trades placed by shareholders who invest in the Fund through omnibus accounts maintained by financial intermediaries. It is understood that it may not be possible to identify and monitor all accounts controlled by a potential frequent trader.
INTERMEDIARY AND SERVICING ARRANGEMENTS
Financial intermediaries may provide varying investment products, programs, platforms and accounts for the benefit of shareholders. Such intermediaries generally charge fees in connection with a variety of services, which may include (i) personal and account maintenance services, sub-transfer agency services and custodial services rendered to shareholders who are customers of the intermediary, including electronic transmission and processing of orders, electronic fund transfers between shareholders and the Fund, reinvestment of distributions, settlement and reconciliation of transactions, liaising with the Transfer Agent, facilitation of electronic delivery to shareholders of Fund documentation, monitoring shareholder accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and other similar services (fees for such services, “servicing fees”) and/or (ii) activities primarily intended to result in the sale of shares (fees for such services, if any, “distribution fees” and, together with servicing fees, “intermediary fees”). Such fees may be based on the number of accounts or may be a percentage of the average value of accounts for which the intermediary provides services and are intended to compensate intermediaries for their provision of services of the type that would be provided by the Transfer Agent or other service providers if the shares were registered on the books of the Fund. The Fund does not believe that any portion of fees currently paid to financial intermediaries are for distribution activities.
Intermediary fees may be paid pursuant to a Distribution Plan (“12b-1 Plan”) adopted by the Fund with respect to its Class M shares, at the maximum annual rate of 0.15% of the Fund's average daily net assets attributable to Class M. These fees are paid out of the Fund’s Class M shares’ assets on an ongoing basis and may be administered or facilitated by the Distributor. Because Rule 12b-1 fees are paid out of the Fund’s Class M shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. If amounts remain from the Rule 12b-1 fees after the intermediaries have been paid, such amounts are reimbursed to the Fund. The Distributor does not retain any portion of the Rule 12b-1 fees. To the extent that there are expenses associated with shareholder services for the Class M shares that exceed the amounts payable pursuant to the 12b-1 Plan, the Class M shares of the Fund will bear such expenses. For Class I shares, the Adviser pays all intermediary fees.

FINANCIAL HIGHLIGHTS
The financial highlights in the following tables are intended to help you understand the Fund’s financial performance for the fiscal period indicated. Certain information reflects financial results for a single Fund share. The total return in the tables represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the fiscal year ended October 31, 2025, as filed with the SEC on Form N-CSR, which is available upon request.
	Year Ended October 31,
Class I	2025	2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Period	$9.28	$9.19	$8.09	$9.01	$9.28
INVESTMENT OPERATIONS:
Net Investment Income (loss)(1)	0.96	1.00	0.79	0.44	0.43
Net Realized and Unrealized Gains (Losses)	0.25	0.32	1.00	(0.99)	(0.23)
Total from Investment Operations	1.21	1.32	1.79 (4)	(0.55)	0.20
LESS DISTRIBUTIONS:
Net Investment Income	(1.28)	(1.23)	(0.69)	(0.37)	(0.47)
Net Realized Gains	–	–	–	–	–
Total Distributions	(1.28)	(1.23)	(0.69)	(0.37)	(0.47)
Net Asset Value, End of Period	$9.21	$9.28	$9.19	$8.09	$9.01
TOTAL RETURN(2)	14.27%	15.48%	22.92%	(6.40)%	2.16%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000’s)	$3,890,124	$3,221,833	$2,213,275	$1,420,941	$1,269,044
Ratio of expenses to Average Net Assets:
Before Expense Reimbursement/Recoupment(3)	1.72%	1.75%	1.75%	1.74%	1.73%
After Expense Reimbursement/Recoupment(3)	1.72%	1.75%	1.76%	1.72%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Expense Reimbursement/Recoupment(3)	10.67%	10.95%	9.07%	4.97%	4.73%
After Expense Reimbursement/Recoupment(3)	10.67%	10.94%	9.06%	4.99%	4.77%
Portfolio Turnover Rate	24.72%	28.58%	31.98%	25.70%	28.45%

(1)
Net investment income per share has been calculated based on average shares outstanding during the period.
(2)
Total Return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(3)
Includes borrowing and investment-related expenses not covered by the Fund’s expense limitation agreement.

	Year Ended October 31,
Class M	2025	2024	2023	2022	2021
PER SHARE DATA:
Net Asset Value, Beginning of Period	$9.28	$9.20	$8.09	$9.01	$9.29
INVESTMENT OPERATIONS:
Net Investment Income (loss)(1)	0.95	0.98	0.78	0.43	0.42
Net Realized and Unrealized Gains (Losses)	0.26	0.32	1.01	(0.99)	(0.25)
Total from Investment Operations	1.21	1.30	1.79	(0.56)	0.17
LESS DISTRIBUTIONS:
Net Investment Income	(1.26)	(1.22)	(0.68)	(0.36)	(0.45)
Net Realized Gains	–	–	–	–	–
Total Distributions	(1.26)	(1.22)	(0.68)	(0.36)	(0.45)
Net Asset Value, End of Period	$9.23	$9.28	$9.20	$8.09	$9.01
TOTAL RETURN(2)	14.23%	15.26%	22.93%	(6.49)%	1.90%
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period (000’s)	$74,108	$89,416	$102,554	$126,416	$148,332
Ratio of expenses to Average Net Assets:
Before Expense Reimbursement/Recoupment(3)	1.84%	1.85%	1.80%	1.82%	1.88%
After Expense Reimbursement/Recoupment(3)	1.84%	1.86%	1.81%	1.80%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets:
Before Expense Reimbursement/Recoupment(3)	10.52%	10.74%	8.98%	4.83%	4.57%
After Expense Reimbursement/Recoupment(3)	10.52%	10.74%	8.97%	4.85%	4.61%
Portfolio Turnover Rate	24.72%	28.58%	31.98%	25.70%	28.45%

(1)
Net investment income per share has been calculated based on average shares outstanding during the period.
(2)
Total Return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).
(3)
Includes borrowing and investment-related expenses not covered by the Fund’s expense limitation agreement.
(4)
Includes increase in payments by Affiliates of less than $0.01.

STONE RIDGE’S PRIVACY NOTICE
Stone Ridge’s Commitment to Privacy
Stone Ridge Asset Management LLC (together with its affiliates, “Stone Ridge”) recognizes and respects your privacy. This Privacy Notice describes the types of personal information Stone Ridge obtains, how Stone Ridge uses that information and to whom Stone Ridge discloses it. “Personal information,” as used in this Privacy Notice, includes nonpublic personal information and any data that, either alone or when combined with other information we hold, identifies or could reasonably be linked to an individual covered by this Privacy Notice. If you are an individual investor, this Privacy Notice is relevant to you directly. If you are providing information to Stone Ridge on behalf of other individuals, such as your employees or clients, this Privacy Notice will be relevant to those individuals, and you should transmit this document to such individuals or otherwise advise them of its content.
By using our services, you agree and consent to the collection, use and disclosure of your personal information as outlined in this Privacy Notice.
Information Stone Ridge Collects About You
Stone Ridge collects the following categories of personal information about you:
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Information that you provide, which may include your name and address, social security number or tax identification number, date of birth and/or other information;
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Information about transactions and balances in accounts with Stone Ridge;
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Information about transactions and balances in accounts with non-affiliated third parties; and
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Information from consumer reporting agencies, service providers or other sources that may be engaged or consulted in connection with conducting due diligence, know-your-customer, anti-money laundering and other checks required to be performed in relation to admitting new investors.
We may also obtain personal information on you from third parties, such as vendors (e.g., background check providers), advisors and other business partners, and publicly accessible directories and sources. These may include websites; bankruptcy registers; tax authorities; governmental agencies and departments and regulatory authorities; credit reference agencies; sanctions screening databases; and fraud prevention and detection agencies and organizations, including law enforcement
How Stone Ridge Uses Your Personal Information
Stone Ridge uses your personal information primarily to complete financial transactions that you request or to make you aware of other financial products and services offered by a Stone Ridge affiliated company. Stone Ridge does not sell or share your personal information to third parties for monetary consideration.
Below are the details of circumstances in which Stone Ridge may disclose personal information:
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Where the processing is necessary for us to perform services we have been contracted to perform or to take steps prior to entering into a contract – for example, to provide information you have requested or to respond to your questions;
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Where necessary for the purposes of Stone Ridge’s legitimate business interests, including to operate and facilitate our business and services, communicate with you, undertake business management, planning, statistical analysis, market research and marketing activities, administer and maintain the Company’s records, protect Stone Ridge’s rights and interests, ensure the security of Stone Ridge’s assets, systems and networks, prevent, detect and investigate fraud, unlawful or criminal activities in relation to our services and enforce our terms and conditions;
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Where required by applicable laws and regulations, including laws relating to know-your-client requirements, tax, the prevention of money laundering, fraud, terrorist financing and sanctions; and
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Where the processing is necessary for the establishment, exercise or defense of legal claims.

How Stone Ridge Discloses Your Personal Information
Stone Ridge discloses personal information primarily to complete financial transactions that you request or to make you aware of other financial products and services. Stone Ridge does not sell your personal information to third parties. Below are the details of circumstances in which Stone Ridge may disclose personal information to third parties:
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To service providers (including financial, technical, marketing and professional service providers and consultants) and financial institutions that provide services to the Stone Ridge, who are required protect the confidentiality of your personal information and to use the information only for the purposes for which it is disclosed to them).
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To regulatory, self-regulatory, administrative or law enforcement agencies or other oversight bodies in certain circumstances where we are required to share personal information and other information with respect to your interest in an investment with the relevant regulatory authorities. They, in turn, may exchange this information with other authorities, including tax authorities.
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As authorized, for example, by subscription agreements or organizational documents of an investment and as authorized by you or your designated representatives or other authorized persons.
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In connection with a corporate transaction — for example, to third parties as part of a corporate business transaction, such as a merger, acquisition, joint venture or financing or sale of company assets.
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We also may disclose personal information (1) when disclosure is necessary or appropriate to prevent harm or financial loss or in connection with an investigation of suspected or actual illegal activity, (2) to protect our operations, and (3) to establish and protect the rights, privacy, safety or property of Stone Ridge, our affiliates, you, and others.
Sending Your Personal Information Internationally
We are based in the United States and the information we collect is governed by U.S. law. By accessing or using our website or otherwise providing information to us, you consent to the processing and transfer of information in and to the U.S. and other countries, where you may not have the same rights as you do under local law. Where this is the case, we will take appropriate measures to protect information about you in accordance with this Privacy Notice.
How Stone Ridge Safeguards and Retains Your Personal Information
Stone Ridge maintains physical, electronic, and procedural safeguards reasonably designed to protect the confidentiality of your personal information. Despite these security measures that Stone Ridge has put in place to protect your personal information, no such measures can guarantee security or protect against unauthorized activity. Stone Ridge may retain your personal information for such a period as permitted or required by any applicable laws or regulations and for such a period as may be permitted in accordance with the lawful purposes or legitimate interests outlined above.
California Disclosures
California’s “Shine the Light” law permits California residents to annually request and obtain information free of charge about what personal information is disclosed to third parties for direct marketing purposes in the preceding calendar year. We do not share personal information with outside parties for their direct marketing.
Keeping You Informed
Stone Ridge reserves the right to modify this Privacy Notice at any time and will keep you informed of further changes as required by law. It is your obligation to review this Privacy Notice from time to time. By using our services, you represent that you read, understand, and accept the terms of this Privacy Notice. Your continued use of our services following the posting of changes to terms contained in this notice will mean you understand and accept those changes.

Contact Us
Please contact us if you have any questions, concerns or complaints about this notice or the personal information that we hold about you. You may contact us at info@stoneridgeam.com or call us at (212) 257-4750.

USEFUL SHAREHOLDER INFORMATION
Trust. Stone Ridge Trust consists of 14 series. The series are investment portfolios of Stone Ridge Trust, an open-end series management investment company organized as a Delaware statutory trust.
Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports include financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance, as well as the auditor’s report (in the annual report only).
Statement of Additional Information. The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (and is legally a part of) this combined prospectus.
How to Obtain Additional Information.
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You can obtain a free copy of these documents, make inquiries or request other information about the Fund by contacting the Transfer Agent at (855) 609-3680, writing the Fund at Stone Ridge Trust, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, visiting the Fund’s website at www.stoneridgefunds.com or calling your financial intermediary.
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You may review and copy information about the Fund, including reports and other information about the Fund, on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov. You may need to refer to the Fund’s file number.
If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.
How to Reach Stone Ridge Trust
Please send all requests for information or transactions to:
Stone Ridge Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
You may contact us by telephone at (855) 609-3680.
You can also visit our website at:
www.stoneridgefunds.com
Distributor
Foreside Global Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
Investment Adviser
Stone Ridge Asset Management LLC
One Vanderbilt Avenue, 65th Floor
New York, NY 10017
Investment Company Act File Number: 811-22761